UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

ARTIVION, INC.

(Name of Registrant as Specified In Its Charter)

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ARTIVION, INC. | 2023 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

April 3, 2023

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders of Artivion, Inc. on May 16, 2023 at 9:00 a.m., EDT. Given our successful use of the virtual-only format at our last two annual meetings, we have again adopted a virtual-only format for our Annual Meeting this year. The Annual Meeting will be accessible at the following website address: https://web.lumiagm.com/295739807. After this year’s Annual Meeting, we intend to again evaluate the best method for holding our annual stockholder meetings going forward.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting on matters to be considered during the Annual Meeting.

YOUR VOTE IS IMPORTANT. Regardless of whether you plan to attend the virtual Annual Meeting, we request that you please take a few minutes and follow the instructions provided on the Notice or Proxy Card you received by mail, and further described herein, to review the Proxy Statement and vote your shares via internet, telephone, or mail. You may, of course, choose to attend the Annual Meeting virtually and vote your shares online during the meeting. If you wish to participate in the meeting, you will need your control number to join.

However you choose to participate, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

ARTIVION, INC. | 2023 Proxy Statement

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF ARTIVION, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ARTIVION, INC. (the “Annual Meeting”) will be held on May 16, 2023 at 9:00 a.m., EDT. Like last year, the Annual Meeting will be held as a virtual-only meeting. The Annual Meeting will be accessible at the following website address: https://web.lumiagm.com/295739807, for the following purposes:

1.To elect as directors the nine nominees named in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.To approve, by non-binding vote, the compensation paid to Artivion’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3.To approve, by non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers.

4.To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

5.To approve additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.

6.To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only record holders of Artivion’s common stock at the close of business on March 22, 2023 will be eligible to vote during the Annual Meeting. Artivion would like for you to attend the Annual Meeting. However, if there is any chance you may not be able to attend the Annual Meeting, please follow the instructions on the Notice or Proxy Card you received by mail to vote via internet, telephone, or mail.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 16, 2023. Pursuant to the rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials, including the Annual Meeting notice, Proxy Statement, and our 2022 Annual Report to Stockholders, both via internet at http://www.astproxyportal.com/ast/01609 and providing the means whereby you can request a paper copy of proxy materials be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY
Corporate Secretary

Date: April 3, 2023

An electronic copy of Artivion’s 2022 Annual Report to Stockholders, which includes Artivion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and which contains financial statements, is available via the proxy information website provided on your proxy Notice or Proxy Card.

ARTIVION, INC. | 2023 Proxy Statement	1

ARTIVION, INC. | 2023 Proxy Statement	2

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders as of the close of business on March 22, 2023, the record date, for the solicitation of proxies by the Board of Directors of Artivion, Inc. (“Artivion,” the “Company,” “we,” “our,” or “us”) for the Annual Meeting of Stockholders of Artivion (the “Annual Meeting”) to be held on May 16, 2023 at 9:00 a.m., EDT. The Annual Meeting will only be held virtually at the following web address: https://web.lumiagm.com/295739807. The voting of shares will not affect a stockholder’s right to attend the Annual Meeting. A signed paper proxy may be changed by sending in a timely, but later dated, signed paper proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, Artivion, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. Artivion is providing notice of the Annual Meeting and access to the Proxy Statement and Annual Report via the “Notice and Access” method.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING DURING THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you were a stockholder of record at the close of business on the record date of March 22, 2023. As a stockholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

At the close of business on the record date, we had a total of 40,875,444 shares of common stock outstanding, excluding a total of 1,486,803 shares of treasury stock held by Artivion, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice or set of proxy materials, please submit your proxy by phone, via the internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed Proxy Card in the enclosed envelope.

Who is entitled to attend and vote during the Annual Meeting?

Only holders of record of shares of our common stock at the close of business on March 22, 2023 are entitled to notice of, to attend, and to vote during the Annual Meeting and to notice of any adjournments or postponements of such Annual Meeting.

ARTIVION, INC. | 2023 Proxy Statement	3

How many shares must be present or represented to conduct business during the Annual Meeting (that is, what constitutes a quorum)?

The presence during the Annual Meeting, attendance through the virtual meeting, or represented by proxy, of at least a majority of the shares outstanding and entitled to vote during the Annual Meeting, will constitute a quorum for the transaction of business. Shares represented during the Annual Meeting or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Corporate Secretary or Assistant Secretary of Artivion, in consultation with the inspector of election, who will be an agent of American Stock Transfer & Trust Company, LLC, shall determine the eligibility of persons present during the Annual Meeting to vote and whether the name signed on each Proxy Card corresponds to the name of a stockholder of Artivion. The Corporate Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists during the Annual Meeting.

What items of business will be voted on during the Annual Meeting?

The items of business to be voted on during the Annual Meeting are as follows:

1.To elect as directors the nine nominees named in the enclosed Proxy Statement to serve until the next Annual Meeting of Stockholders or until their successors are duly qualified or until their earlier death, resignation, or removal.

2.To approve, by non-binding vote, the compensation paid to Artivion’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3.To approve, by non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers.

4.To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

5.To approve additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.

6.To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

What happens if additional matters are presented during the Annual Meeting?

Other than the matters set forth in items 1-5 above, management is not aware of any matters that may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as proxyholder(s) on your Notice or Proxy Card will have discretionary authority to vote the shares represented by the effective proxies as they deem advisable.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•FOR the election of each of the director nominees identified in this Proxy Statement;

•FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers;

•FOR one-year frequency, on an advisory basis, of the compensation of our named executive offers;

•FOR the ratification of the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023; and

•FOR the approval of additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.

ARTIVION, INC. | 2023 Proxy Statement	4

What shares can I vote during the Annual Meeting?

You may vote shares you owned as of March 22, 2023, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Some of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to vote your shares during the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, trustee, or nominee to vote your shares as you instruct. The broker, trustee, or other nominee may either vote during the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares during the Annual Meeting as you have instructed. If you hold shares through a broker, trustee, or nominee, you may also vote your shares during the Annual Meeting, but only after you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares in advance of the Annual Meeting, giving you the right to vote your shares during the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may vote in advance of the Annual Meeting by:

Voting by Mail. You may vote by filling out and returning your Proxy Card (if you are a stockholder of record), or by filling out and returning to your broker, trustee, or other nominee your voting instruction card (if you are a beneficial owner).

Voting by Internet. If you are a stockholder of record, you may vote in advance of the Annual Meeting by following the instructions provided on your Proxy Card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by internet, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Voting by Telephone. If you are a stockholder of record, you may vote in advance of the Annual Meeting by telephone by following the instructions provided on your Proxy Card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by telephone, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. If you provide specific instructions with regard to items of business to be voted on during the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that are signed but do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted FOR the election of each of the director nominees identified in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers, FOR one-year frequency, on an advisory basis, of the compensation of our named executive offers, FOR the ratification of the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023, and FOR the approval of additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.

ARTIVION, INC. | 2023 Proxy Statement	5

How can I vote my shares during the virtual Annual Meeting?

Shares held in your name as the stockholder of record may be voted during the Annual Meeting. You will need your control number and the meeting password, artivion2023, to vote your shares at the Annual Meeting.

You may vote shares held beneficially in street name during the Annual Meeting only if you obtain a “legal proxy” from the broker, trustee, or nominee holding your shares that gives you the right to vote the shares during the Annual Meeting. After obtaining a valid legal proxy reflecting the number of shares of the Company that you held as of the record date of March 22, 2023, you may then register to attend the Annual Meeting by submitting proof of your legal proxy reflecting the number of your shares, along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number (718) 765-8730. Written requests can be mailed to: American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., EDT, on May 11, 2023. Upon completion of registration, meeting access information will be issued to beneficial stockholders by American Stock Transfer & Trust Company, LLC.

Online access to the meeting will begin at 8:00 a.m., EDT, and stockholders are encouraged to log in to the meeting early. The Annual Meeting will begin promptly at 9:00 a.m., EDT. Even if you plan to attend the Annual Meeting, we recommend that you also vote via internet or telephone in advance to ensure that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, and you have submitted a vote via the internet, telephone, or by mail, you may revoke your vote by submitting a timely later-dated vote via the same process you used to cast your original vote. Note, internet voting through www.voteproxy.com and telephone voting is available only until 11:59 p.m., EDT, the day before the Annual Meeting. You may also revoke your vote by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, or by attending the Annual Meeting and voting in person. Attendance during the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may revoke your vote by submitting a later-dated vote via the internet or by telephone (if those options are available to you), or you may revoke your vote by submitting a new voting instruction card to your broker, trustee, or nominee, or, if you have obtained a “legal proxy” from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting.

What do I need to attend the virtual Annual Meeting?

Attendance during the Annual Meeting will be limited to our stockholders as of March 22, 2023, the record date, their authorized proxy holders, and guests of Artivion.

Attending the virtual Annual Meeting as a stockholder of record.

You will need your control number and the meeting password, artivion2023, to attend the Annual Meeting.

Registering to attend the virtual Annual Meeting as a beneficial owner.

After obtaining a valid legal proxy from your broker, bank, or other agent, you may then register to attend the Annual Meeting by submitting proof of your legal proxy as described above in, “How can I vote my shares during the virtual Annual Meeting?”

Is my vote confidential?

Electronic votes, proxy cards, voting instructions, ballots, and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to our transfer agent to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

ARTIVION, INC. | 2023 Proxy Statement	6

How are votes counted and what vote is required to approve each item?

Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered during the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the stockholders pursuant to this Proxy Statement.

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most “For” votes will be elected. Shares voted “Withhold,” abstentions, and broker non-votes will therefore not be relevant to the outcome. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

The advisory votes cast “For” the approval of the compensation paid to Artivion’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, must exceed the votes cast “Against” the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

With respect to the advisory vote on the frequency of stockholder advisory votes on the compensation of our named executive officers, the option receiving the most “For” votes will be deemed the option recommended by the stockholders. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The votes cast “For” ratification of the preliminary approval of the appointment of Ernst & Young LLP (“Ernst & Young”) as Artivion’s independent registered accounting firm must constitute a majority of shares present, either in person or by proxy, and entitled to vote on this proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

The votes cast “For” approval of additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan must constitute a majority of shares present, either in person or by proxy, and entitled to vote on this proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

What happens if the Annual Meeting is adjourned?

Assuming the presence of a quorum, if our Annual Meeting is adjourned to another time and place, no additional notice of the adjourned meeting will be given if the time and place of the adjourned meeting is announced during the Annual Meeting, unless the adjournment is for more than 120 days, in which case a new record date must be fixed, and notice of the adjourned meeting distributed. At the adjourned meeting, we may transact any items of business that might have been transacted during the Annual Meeting.

Who should I contact if I experience technical difficulties accessing the virtual Annual Meeting?

American Stock Transfer & Trust Company, LLC will provide technical support for all stockholders attending the Annual Meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance. We encourage you to access the Annual Meeting starting one hour prior to the start time, leaving ample time for the check-in process.

What else should I know about the virtual process for the Annual Meeting?

Stockholders of record, or those who have received a “legal proxy,” will be able to submit questions related to the business of the meeting while attending the Annual Meeting, from the time the meeting is first called to order through the end of the question-and-answer period, and will be alerted prior to the end of the question-and-answer period. A replay of the Annual Meeting and a list of stockholder questions and Company answers will be available after it concludes.

ARTIVION, INC. | 2023 Proxy Statement	7

Who is soliciting my vote, and who will bear the costs of this solicitation?

The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, executive officers, employees, and agents may also solicit proxies in person, by telephone, by electronic mail, or by other means of communication. We will not pay any additional compensation to our non-employee directors, executive officers, or other employees for soliciting proxies.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results during the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Appropriate stockholder proposals intended to be presented at Artivion’s 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be received by Artivion by December 5, 2023 for inclusion in its Proxy Statement and form of proxy for such meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission (the “SEC”). Proposals of stockholders intended to be presented during the 2024 Annual Meeting of Stockholders without inclusion of such proposals in our Proxy Statement relating to such annual meeting must be received not later than the close of business on the 60th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, for the 2024 Annual Meeting of Stockholders, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by Artivion by no later than March 17, 2024, but no earlier than January 17, 2024, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2024 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, Artivion shall, in a timely manner, inform its stockholders of the change and the date by which proposals of stockholders must be received.

In addition to the foregoing, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2024.

ARTIVION, INC. | 2023 Proxy Statement	8

PROPOSAL ONE – ELECTION OF DIRECTORS

Artivion directors elected during the Annual Meeting on May 16, 2023, will hold office until the next annual meeting, until their successors are duly qualified, or until their earlier death, resignation, or removal.

Director Nominees

Each of the nominees is currently a director of Artivion. Should any nominee for the office of director become unable to accept nomination or election, the persons named on the Proxy Card intend, unless otherwise specifically instructed in the Proxy Statement, to vote for the election of such other person, if any, as the Board of Directors may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a director of Artivion, the number of shares of Artivion’s common stock beneficially owned, directly or indirectly, by such person, and the percentage of outstanding shares of Artivion’s common stock such ownership represented at the close of business on March 22, 2023, according to information maintained by Artivion. None of the shares of stock noted below are subject to a pledge or similar arrangement. Except for J. Patrick Mackin, our President, Chief Executive Officer, and Chairman of the Board of Directors, none of the nominees holds any other position or office with Artivion.

Name of Nominee	Director Since	Age	Shares of Artivion Stock Beneficially Owned(1) (#)	Percentage of Outstanding Shares of Artivion Stock(5) (%)
Thomas F. Ackerman	2003	68	127,573(2)	*
Daniel J. Bevevino	2003	63	127,738(2)	*
Marna P. Borgstrom	2018	69	26,765(2)	*
James W. Bullock	2016	66	46,324(2)	*
Jeffrey H. Burbank	2017	60	31,473(2)	*
Elizabeth A. Hoff	2022	57	9,066(4)	*
J. Patrick Mackin	2014	56	909,210(3)	2.2
Jon W. Salveson	2012	58	107,517(2)	*
Anthony B. Semedo	2021	71	27,870(2)	*

*Ownership represents less than 1% of the outstanding shares of Artivion common stock.

(1)Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2)Includes 7,878 shares of unvested restricted stock granted on June 1, 2022.

(3)Amount includes 387,506 options that are either presently exercisable or will become exercisable within 60 days after March 22, 2023. This amount also includes 197,706 shares of unvested restricted stock subject to forfeiture held by Mr. Mackin as of March 22, 2023. This amount does not include 30,176 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

(4)Includes 9,066 shares of unvested restricted stock granted on November 8, 2022.

(5)There were 40,875,444 outstanding shares of Artivion common stock as of March 22, 2023, the record date.

2023 Director Nominees

ARTIVION, INC. | 2023 Proxy Statement	9

2023 Director Nominee Skills

CEO Experience	Financial and Investor Relations Expertise	Medical Device and Healthcare Expertise	Legal, Compliance, and Governance Experience

ESG Expertise	Regulatory, Quality, and Patient (Product) Safety Experience	Global Operations and Complex Organizations Experience	Regulatory and Healthcare Policy Experience

Public Company Board Experience	Strategic Planning Expertise	Technology and Cybersecurity Experience	Institutional Knowledge

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a director of Artivion since December 2003. Until February 2017, Mr. Ackerman served as a consultant to Charles River Laboratories International, Inc. (NYSE: CRL) (“Charles River Laboratories”). Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. Until early 2016, Mr. Ackerman served as a Senior Financial Advisor of Charles River Laboratories, a position he held since August 2015. From 2005 to 2015, he served as Executive Vice President and Chief Financial Officer of Charles River Laboratories. From 1999 to 2005, he served as Senior Vice President and Chief Financial Officer of Charles River Laboratories. From 1996 to 1999, Mr. Ackerman served as Vice President and Chief Financial Officer of Charles River Laboratories, where he was employed since 1988. Mr. Ackerman is a director of the University of Massachusetts Amherst Foundation and serves on the audit committee of Olin College of Engineering. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a Certified Public Accountant in 1979. Mr. Ackerman’s license is currently inactive.

The Board of Directors has determined that Mr. Ackerman should serve as a director of Artivion because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

Daniel J. Bevevino has served as a director of Artivion since December 2003. From 1996 until March 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc. (“Respironics”), a company that developed, manufactured, and marketed medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders. He was employed by Respironics beginning in 1988. In March 2008, Respironics was acquired by Royal Philips (NYSE: PHG) (“Philips”), whose businesses included a variety of medical solutions, including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the private companies for which he provides services. He began his career as a Certified Public Accountant with Ernst & Young. Mr. Bevevino’s license is currently inactive. Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board of Directors has determined that Mr. Bevevino should serve as a director of Artivion because of his expertise in accounting and financial reporting, particularly in the medical device industry.

Marna P. Borgstrom has served as a director of Artivion since June 2018. From 2005 until March 2022, Ms. Borgstrom served as President, Chief Executive Officer, and a board member of Yale New Haven Health System, an integrated health care delivery system with approximately $5.88 billion in annual revenue, 2,681 patient beds, and 29,486 employees. During her tenure with Yale New Haven Health System, Ms. Borgstrom was instrumental in the health system’s growth, which over the last decade included an increase in revenue of 126%, patient beds of 26%, and employees of 60%. Ms. Borgstrom also played a significant role in integrating Yale New Haven Health System into a cohesive operating entity, increasing efficiencies and significantly reducing costs. During the challenging pandemic, Ms. Borgstrom and her team evolved care pathways for COVID-19 patients, such that Yale New Haven Health System was able to keep patients and employees safe and report mortality rates of less than 50% of the national average, despite treating a larger number of, and more medically complex, COVID-19 cases. Additionally, Ms. Borgstrom currently serves on the board of Marion Parke, a privately held company based in Minneapolis, MN. Ms. Borgstrom received her Bachelor of Arts from Stanford University and a Masters in Public Health from Yale University.

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The Board of Directors has determined that Ms. Borgstrom should serve as a director of Artivion because of her extensive experience as a senior executive leading a large, complex organization in the healthcare sector, coupled with her knowledge of healthcare regulation and policy and her recognition within the healthcare industry.

James W. Bullock has served as a director of Artivion since October 2016. Mr. Bullock previously served as the President and Chief Executive Officer of Zyga Technology, Inc. (“Zyga Technology”), a privately-held medical device company focused on products that treat conditions of the lumbar spine, until January 2018, when RTI Surgical, Inc. (formerly NASDAQ: RTIX) acquired Zyga Technology. Prior to that, he served for six years as President and Chief Executive Officer of Atritech, Inc. (“Atritech”). Atritech was a privately held cardiovascular manufacturing company that was acquired by Boston Scientific Corporation (NYSE: BSX). Prior to that, he served for nine years as President and Chief Executive Officer and was a member of the board of directors of Endocardial Solutions, Inc. (NASDAQ: ECSI) (“Endocardial Solutions”), a cardiac-focused medical device company that was acquired by St. Jude Medical, which was itself acquired by Abbott Laboratories (NYSE: ABT). He also served as President and Chief Executive Officer and was a member of the board of directors of Stuart Medical, Inc., and he began his career working in a variety of sales and marketing leadership positions at Baxter International, Inc. (NYSE: BAX) and American Hospital Supply Corporation. Currently, in addition to Artivion’s Board of Directors, Mr. Bullock also serves as Chairman of the board of directors of Stimdia, Inc., a privately held company that conducts research for the development of medical devices for use in the critical care treatment of ventilator induced diaphragmatic dysfunction. Mr. Bullock also serves as Chairman of the board of directors of Surgical Information Science, Inc. and as a director of Intershunt Technologies, Inc., both private health companies. Mr. Bullock received a Bachelor of Science in Public Administration from the University of Arizona.

The Board of Directors has determined that Mr. Bullock should serve as a director of Artivion because of his business acumen and substantial experience in the global medical device industry, particularly in the area of company growth.

Jeffrey H. Burbank has served as a director of Artivion since October 2017. From 2019 until March 2022, Mr. Burbank served as the Chief Technology Officer at Fresenius Medical Care North America, a division of Fresenius Medical Care AG & Co. (NYSE: FMS) (“Fresenius Medical Care”), the world’s largest provider of products and services for individuals with renal diseases. Prior to that, Mr. Burbank served as Chief Executive Officer and a member of the board of directors of NxStage Medical, Inc. (formerly NASDAQ: NXTM) (“NxStage Medical”), a leading medical technology company, positions he held since he founded NxStage Medical in 1998, until Fresenius Medical Care completed its acquisition of NxStage Medical in February 2019. Prior to founding NxStage Medical, Mr. Burbank was a co-founder of Vasca, Inc., a company that provided innovative implantable access devices, where he was the President and Chief Executive Officer, as well as Chairman of the board of directors. Mr. Burbank has over 30 years of senior leadership experience in the medical device industry, developing, marketing, and manufacturing products for end-stage renal disease patients. During his career he has been an inventor on over 50 U.S. patents for medical devices. Mr. Burbank received a Bachelor of Science in Industrial Engineering from Lehigh University.

The Board of Directors has determined that Mr. Burbank should serve as a director of Artivion because of his business acumen and substantial senior leadership experience in the global medical device industry.

Elizabeth A. Hoff has served as a director of Artivion since October 2022. Ms. Hoff has 30 years of experience in the medical device and diagnostics industries and in the commercialization of transformational technologies. Ms. Hoff has served in various senior leadership roles related to, or in, the medical device field, including serving as the Executive Director of Business Development and Strategy at DM Clinical Research and as Chief Executive Officer or as an executive at several medical device start-up companies. Ms. Hoff also founded Hoff Professional Services where she offers consulting and executive coaching services to medical device leaders. Earlier in her career, she gained in-depth global experience in the aortic space, first at Guidant, leading Guidant’s endovascular expansion in Europe, and then as a Business Unit Leader at W. L. Gore, launching and leading the endovascular AAA and thoracic stent graft programs. She gained further senior executive experience at Medtronic as Vice President and General Manager, where she defined and drove a ten-fold expansion in Medtronic’s implantable cardiac diagnostic platform (now the LinQ product family). Ms. Hoff received her Bachelor of Arts in Managerial Studies and Psychology from Rice University.

The Board of Directors has determined that Ms. Hoff should serve as a director of Artivion because of her extensive senior leadership and business experience in the medical device industry across public and private companies, including in the aortic technology space.

J. Patrick Mackin was named President and Chief Executive Officer of Artivion in September 2014. He was appointed to the Artivion Board of Directors in October 2014, and he was appointed Chairman of the Board of Directors in April 2015. Mr. Mackin has more than 30 years of experience in the medical device industry. Prior to joining Artivion, Mr. Mackin served

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as President of Cardiac Rhythm Disease Management, the then-largest operating division of Medtronic plc (NYSE: MDT) (“Medtronic”), from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc. (“Genzyme”), serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products Division. Before joining Genzyme, Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc., in various roles, and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc. (TSXV: OPS and OTCQX: OPSSF), a fiber optic sensors manufacturer, since 2016. Mr. Mackin served as a director of Wright Medical Group N.V. (NASDAQ: WMGI) (“Wright Medical”), a global medical device company focused on extremities and biologics, from July 2018 until November 2020, when Wright Medical was acquired by Stryker Corporation (NYSE: SYK). Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board of Directors has determined that Mr. Mackin should serve as a director of Artivion because of his business acumen and substantial senior leadership experience in the global medical device industry. In addition, the Board of Directors believes that it is appropriate and valuable to have the President and Chief Executive Officer of Artivion serve as a member of the Board of Directors.

Jon W. Salveson has served as a director of Artivion since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Sandler Companies (NYSE: PIPR), formerly Piper Jaffray Companies, a U.S. investment bank and asset management firm (“Piper Jaffray”). Mr. Salveson has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004. He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson also serves on the Board of Directors of Nuwellis, Inc (NASDAQ: NUWE), an early-stage medical device company. Mr. Salveson recently served on the board of Asklepios Biopharmaceuticals, Inc., a private company specializing in gene therapy technologies, which was acquired by Bayer AG (ETR: BAYN) in 2020. Mr. Salveson received his undergraduate degree from St. Olaf College in 1987 and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board of Directors has determined that Mr. Salveson should serve as a director of Artivion because of his extensive experience in the healthcare industry and the medical technology sector, and, particularly, his extensive experience in strategic advisory roles for global healthcare companies in hundreds of transactions.

Anthony B. Semedo has served as a director of Artivion since October 2021. Mr. Semedo has over 40 years of U.S. and international experience in the medical device industry. Until late 2019, Mr. Semedo served as Senior Vice President and President of Japan Operations at Medtronic, where he led multiple business units and functions. Through his tenure at Medtronic from 2002 to 2019, Mr. Semedo held several executive management positions, including Senior Vice President and President of the company’s Aortic, Peripheral, and Venous (APV) Division and Senior Vice President and President of Endovascular Innovations. During his time at Medtronic, Mr. Semedo also served as Vice President of Medtronic’s Japan Cardiovascular Business and as Global Vice President of Vascular Research and Development. Prior to 2002, Mr. Semedo spent time at Alaris Medical Systems, Eli Lilly & Co., and Abbott Laboratories. Mr. Semedo received his Bachelor of Science in Engineering from the University of Massachusetts.

The Board of Directors has determined that Mr. Semedo should serve as a director of Artivion because of his extensive knowledge of and extensive leadership experience in the medical device industry, including in the aortic technology space.

Required Vote

Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are nine directorships to be filled, this means that the nine individuals receiving the most votes will be elected. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF
THE NINE NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our Board of Directors believes that the purpose of corporate governance is to serve the interests of the Company and the Company’s stockholders in a manner that is consistent with the Board of Directors’ fiduciary duties and the Company’s mission and core values. The Board of Directors has adopted and adheres to corporate governance practices that the Board of Directors and senior management believe promote this purpose, are sound, and represent best practices applicable to the Company. The Board of Directors reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

In connection with its annual review in the first quarter of 2023, and based on the information available to it, the Board of Directors determined that none of Ms. Borgstrom, Ms. Hoff, or Messrs. Ackerman, Bevevino, Bullock, Burbank, Salveson, or Semedo has or had a material relationship with Artivion and that each qualified as an independent director under NYSE Listing Standards.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Company Standards, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. In determining the independence of any director who will serve on the Compensation Committee, the Board of Directors will consider all factors relevant to determining whether such director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by the Company to the director and (ii) whether such director is affiliated with the Company, one of its subsidiaries, or an affiliate of one of its subsidiaries.

In addition to qualifying as “independent” within the meaning of Section 303A.02 of the NYSE Listing Standards, each member of the Audit Committee must also meet the criteria of Section 303A.06 and Rule 10A-3 promulgated under the Exchange Act.

The Board of Directors’ Right to Retain Advisors

The Board of Directors has authorized the committees of the Board of Directors to retain their own advisors, such as auditors, compensation consultants, search firms, legal counsel, and others, to the extent the committees deem it appropriate.

The Board of Directors’ Leadership Structure

Mr. Mackin, the President and Chief Executive Officer of Artivion, serves as Chair of the Board of Directors. The Board of Directors believes that this structure promotes fluid communication and coordination between the Board of Directors and management. The Board of Directors also believes that Mr. Mackin is well-suited to fill both his management and Board of Directors roles and that the Board of Directors benefits from him serving these dual roles.

In order to foster the Board of Directors’ independence from management, the leadership structure of the Board of Directors also includes a Lead Director, a position held by an independent director. Mr. Burbank assumed the role of Lead Director in March 2021. The Lead Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board of Directors. The Lead Director also serves as liaison between Mr. Mackin and the independent directors, approves meeting agendas and schedules to ensure there is sufficient time for discussion of all agenda items, approves certain information sent to the Board of Directors, and has the authority to call meetings of the independent directors. Stockholders can seek to directly consult with independent directors.

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The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Management is primarily responsible for risk management, and management reports directly to the committees and the Board of Directors with respect to risk management. The Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit, information security, liquidity, regulatory, Environmental, Social, and Governance (“ESG”), human capital, and operational. In its risk-oversight role, the Board of Directors periodically reviews the Company’s strategic plan, as well as an assessment of potential material risks facing the Company.

In particular, the Compensation Committee is responsible for ensuring that our compensation policies and practices do not incent excessive or inappropriate risk-taking by employees or non-employee directors. It also has oversight of Human Capital Management, and along with the Compliance and Audit Committees, culture. The Audit Committee, in coordination with Ernst & Young, our independent registered public accounting firm, is primarily responsible for oversight of our internal controls, operation of our internal audit, risk assessment, and risk management, including information security oversight, and various financial and compliance functions. The Audit Committee’s information security oversight role includes responsibility for overseeing the Company’s global information security and information technology risks, controls, and procedures and utilizing independent cyber-security auditors to support that function where appropriate. More detail regarding the Audit Committee’s oversight of information security is located in the Report of the Audit Committee at page 21. The Corporate Governance Committee monitors risk by ensuring that proper corporate governance standards are maintained, that the Board of Directors is comprised of qualified directors, and that senior management is comprised of qualified executive officers. The Compliance Committee is primarily responsible for oversight of our healthcare compliance function, including our compliance with quality systems and regulatory assurance laws and regulations, as well as our compliance with other healthcare compliance laws and regulations. Together with the Audit Committee, the Compliance Committee also exercises oversight of Enterprise Risk Management and our compliance with certain laws and regulations, such as the European Union General Data Protection Regulation (“GDPR”) and the United States Foreign Corrupt Practices Act (“FCPA”), and such policies as our Code of Conduct.

Board of Directors and Committee Meetings, Annual Meeting of Stockholders, and Attendance

During 2022, each director attended, either in person or virtually, at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which the director served. In general, members of the Board of Directors become members of committees immediately following the Annual Meeting of Stockholders.

The Board of Directors held 18 meetings during 2022. All but one of the then-current members of the Board of Directors attended the 2022 Annual Meeting of Stockholders, which was held virtually. The Company does not have a policy requiring directors to attend the annual meeting, but it encourages such attendance.

Standing Committees of the Board of Directors; Committee Assignments

During 2022, the Board of Directors had four standing committees: the Audit Committee; the Compensation Committee; the Corporate Governance Committee; and the Compliance Committee. During 2022, the Audit Committee met six times, the Compensation Committee met ten times, the Corporate Governance Committee met seven times, the Compliance Committee met four times, the Compensation Committee and the Corporate Governance Committee met jointly two times, and the Audit Committee and the Compliance Committee met jointly once time.

The four standing committees are described below, and the following table lists the members of each of the standing committees as of the date of this Proxy Statement.

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Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Compliance Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer
Thomas F. Ackerman	Chair			√
Daniel J. Bevevino	√	Chair
Marna P. Borgstrom			√	Chair
James W. Bullock		√		√
Jeffrey H. Burbank, Lead Director	√		Chair
Elizabeth A. Hoff				√
Jon W. Salveson			√	√
Anthony B. Semedo		√		√

Audit Committee — The Audit Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Audit Committee currently consists of three non-employee directors: Mr. Ackerman, Chair, Mr. Bevevino, and Mr. Burbank. Mr. Ackerman and Mr. Bevevino served on the Audit Committee for all of 2022. Mr. Burbank began serving on the Audit Committee in May 2022. Each of the members of the Audit Committee meets the independence requirements of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Exchange Act, regarding listing standards related to audit committees. No member of the Audit Committee serves on the audit committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated by the SEC.

The Audit Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation, and oversight of Artivion’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by Artivion’s independent registered public accounting firm. The Audit Committee also oversees, and must review and approve, all significant related-party transactions. See Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties beginning on page 17; see also the Report of the Audit Committee on page 21.

The Audit Committee:

•Reviews the general scope of Artivion’s annual audit and the nature of services to be performed for Artivion in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm;

•Reviews various Company policies, including those relating to accounting practices and internal control and information security systems of Artivion;

•Reviews and monitors the performance of Artivion’s independent registered public accounting firm, and is responsible for engaging or discharging Artivion’s independent registered public accounting firm and for assisting the Board of Directors in its oversight of risk management and legal and financial regulatory requirements; and

•Has the authority, pursuant to its charter, to delegate any of its decisions to a sub-committee of the Audit Committee consisting of two committee members, or to the Chair alone, provided that a full report of any action taken is promptly made to the full Audit Committee.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compensation Committee currently consists of three non-employee directors: Mr. Bevevino, Chair, Mr. Bullock, and Mr. Semedo. Mr. Bevevino served on the Compensation Committee for all of 2022. Mr. Bullock and Mr. Semedo began serving on the Compensation Committee in May 2022. Each member of the Compensation Committee meets the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards and is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

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The Compensation Committee:

•Reviews the performance of executive officers, including the Chief Executive Officer, and approves their annual compensation;

•Oversees the issuance of stock options, restricted stock awards, restricted stock units, performance stock units, and other stock rights and cash incentives under Artivion’s stock and incentive plans;

•Approves, in conjunction with the Corporate Governance Committee and Board of Directors, severance arrangements for executive officers;

•Reviews, approves, and certifies the performance metrics upon which a portion of the compensation of Artivion’s Chief Executive Officer and other executive officers is based;

•Annually reviews, together with the Corporate Governance Committee, the Chief Executive Officer’s objectives and performance, recommends changes thereto, and together with the Corporate Governance Committee, sets the Chief Executive Officer’s compensation package; and

•Oversees certain aspects of the Company’s ESG risks, including human capital management.

See Compensation Discussion and Analysis on page 24 for information concerning the Compensation Committee’s role, processes, and activities in overseeing executive compensation.

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a sub-committee of the Compensation Committee consisting of two committee members, provided that a full report of any action taken is promptly made to the full Compensation Committee.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consultant that advises the Compensation Committee.

Corporate Governance Committee — The Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Corporate Governance Committee currently consists of three non-employee directors: Mr. Burbank, Chair, Ms. Borgstrom, and Mr. Salveson. Mr. Burbank and Mr. Salveson served on the Corporate Governance Committee for all of 2022. Ms. Borgstrom began serving on the Corporate Governance Committee in May 2022. Each of these individuals meets the independence requirements of Section 303A.02 of the current NYSE Listing Standards.

The Corporate Governance Committee:

•Recommends potential candidates for the Board of Directors;

•Oversees the annual self-evaluations of the Board of Directors, its committees, and individual directors;

•Approves individuals for appointment as executive officers;

•Oversees succession planning for the Board of Directors and executive officers, including the Chief Executive Officer;

•Evaluates each year, together with the Compensation Committee, the performance of Artivion’s Chief Executive Officer and sets the Chief Executive Officer’s compensation;

•Recommends to the Board of Directors how the other committees of the Board of Directors should be structured, which non-employee directors should be members of those committees, and which non-employee director should chair those committees; and

•Reviews and makes recommendations to the Board of Directors regarding the development of, and compliance with, the Company’s corporate governance guidelines, ESG risk-mitigation efforts, and other governance policies, procedures, and practices.

Compliance Committee — The Compliance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Compliance Committee currently consists of six non-employee directors: Ms. Borgstrom, Chair, Mr. Ackerman, Mr. Bullock, Ms. Hoff, Mr. Salveson, and Mr. Semedo. Ms. Borgstrom and Messrs. Bullock, Salveson,

ARTIVION, INC. | 2023 Proxy Statement	16

and Semedo each served on the Compliance Committee for all of 2022. Mr. Ackerman began serving on the Compliance Committee in May 2022. Ms. Hoff began serving on the Compliance Committee in October 2022. Each of these individuals meets the independence requirements of Section 303A.02 of the current NYSE Listing Standards. The charter of the Compliance Committee requires that a majority of its members be independent.

The Compliance Committee:

•Assists the Company in its oversight of Artivion’s compliance with healthcare laws and regulations, including regulations and laws related to regulatory affairs and quality assurance, and general healthcare compliance such as the Anti-Kickback Statute;

•Receives periodic reports from the Company’s senior management regarding quality and regulatory compliance;

•Provides input into certain regulatory affairs and quality assurance and healthcare compliance policies; and

•Assists, jointly with the Audit Committee, in the oversight of the Company’s enterprise risk assessment and compliance with certain policies and procedures such as the Company’s Code of Conduct and our policies with respect to GDPR and the FCPA.

PROCEDURES FOR STOCKHOLDERS WHO WISH TO SUBMIT RECOMMENDATIONS TO THE BOARD OF DIRECTORS

Stockholders may recommend potential candidates for director to the Corporate Governance Committee. The policy of the Corporate Governance Committee is to give the same consideration to nominees recommended by stockholders that it gives to individuals whose names are submitted by management or non-employee directors, provided such recommendations from stockholders are made in accordance with procedures described in this Proxy Statement under the FAQ “What is the deadline for submitting proposals for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” When reviewing a potential candidate, the Corporate Governance Committee considers, among other things, demonstrated character, judgment, relevant business, functional, and industry experience, degree of intellectual and business acumen, and, when contemplating overall board diversity, ethnicity, race, and gender. The Board of Directors and the Corporate Governance Committee believe it is important that the members of the Board of Directors represent diverse backgrounds and viewpoints. The Corporate Governance Committee’s process for identifying and evaluating nominees typically involves consideration of external candidates, including self-nominees, upon a vacancy or at a meeting held in the first quarter of the year, and where appropriate, internal discussions, review of information concerning candidates, and interviews of selected candidates. From time to time, the Corporate Governance Committee has also engaged one or more executive search consulting firms to assist in the identification and recruitment of potential director candidates.

The Corporate Governance Committee has not received any recommended director nominees for election at the 2023 Annual Meeting from any Artivion stockholder or group of stockholders beneficially owning in excess of 5% of Artivion’s outstanding common stock. Stockholders may communicate with the Corporate Governance Committee or the Board of Directors by following the procedures set forth below at Communication with the Board of Directors and its Committees on page 18.

The current Board of Directors’ policy requires each director to offer to voluntarily resign upon a change in such director’s principal employment or line of business. The Corporate Governance Committee will then review whether such director continues to meet the needs of the Board of Directors and whether to make a recommendation to the Board of Directors that it should accept the director’s offer to resign. Upon her retirement as Chief Executive Officer of Yale New Haven Health in March 2022, Ms. Borgstrom tendered to the Board of Directors her offer of resignation. Likewise, upon his retirement in March 2022 from Fresenius Medical Care North America, Mr. Burbank tendered to the Board of Directors his offer of resignation. The Corporate Governance Committee considered Ms. Borgstrom’s and Mr. Burbank’s offers to resign and determined that it was in the best interests of Artivion for Ms. Borgstrom and Mr. Burbank to continue serving on the Board of Directors following their retirements.

The current Board of Directors’ policy also limits the number of other public company boards on which Artivion directors may serve. Non-employee directors may serve on no more than three public company boards in addition to service on the Company’s Board of Directors, and the Chief Executive Officer’s service on the board of any other organization is restricted by his employment agreement with the Company and is subject to prior approval by the Board of Directors.

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ARTIVION’S CODE OF CONDUCT

Artivion has established a Code of Conduct that: clarifies the Company’s standards of conduct, including in potentially challenging situations; makes clear that Artivion expects all employees, executive officers, and non-employee directors to abide by applicable legal and regulatory requirements and to understand and appreciate the ethical considerations of their decisions; and reaffirms the Company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

In addition to the Code of Conduct, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Assistant Controller, and all other senior financial officers are also subject to the Company’s Code of Ethics for Senior Financial Officers. In the event that Artivion amends or waives any of the provisions of the Code of Conduct or Code of Ethics for Senior Financial Officers applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or Assistant Controller, the Company will disclose that information on the Company’s website at https://investors.artivion.com/corporate-governance/cryolifes-code-conduct.

CORPORATE RESPONSIBILITY

In the second quarter of 2023, Artivion expects to publish its second annual Corporate Responsibility Report, which highlights the Company’s ESG initiatives. The Corporate Responsibility Report details several of Artivion’s ESG efforts, including, but not limited to: (1) environmental initiatives to drive sustainability and limit Artivion’s carbon footprint, including a disclosure relative to the Task Force on Climate-Related Financial Disclosures; (2) diversity, equity, and inclusion initiatives to create a welcoming and empowering workplace for every member of the global team as they strive to fulfill Artivion’s mission to make leading-edge aortic technologies available to patients around the world; and (3) Board of Directors level initiatives to enhance Board and workforce diversity, Board refreshment, and Board or Board committee oversight of some of the Company’s ESG initiatives, including human capital management. The Corporate Responsibility Report is available on the Company’s website at https://investors.artivion.com/corporate-responsibility-report-esg.

POLICIES AND PROCEDURES FOR REVIEW, APPROVAL, OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Board of Directors has adopted policies and procedures for review, approval, or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise in-line with the Company’s policies described herein, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of Artivion and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has, or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an executive officer or non-employee director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The Company subjects the following related parties to these policies: non-employee directors (and nominees); executive officers; beneficial owners of more than 5% of our stock; any immediate family members of these persons; and any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

Standards Applied and Persons Responsible for Approving Related Party Transactions

The Corporate Secretary is responsible for submitting to the Audit Committee for its advance review and approval any related party transaction, other than ongoing transactions, into which we propose to enter. If the Corporate Secretary determines that it is not practicable or desirable to wait until the next regularly scheduled Audit Committee meeting, the Corporate Secretary will submit the related party transaction for approval or ratification to the Chair of the Audit Committee, who possesses delegated authority to act between Audit Committee meetings. The Chair will report any action the Chair

ARTIVION, INC. | 2023 Proxy Statement	18

takes under this delegated authority to the Audit Committee at its next regularly scheduled meeting and seek ratification of such approval. If any related party transaction occurs before the Audit Committee has approved it, the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as reasonably practicable. If the Audit Committee does not ratify the transaction, the Audit Committee will direct management as to what action it proposes management take regarding the transaction.

When considering a related party transaction, the Audit Committee will examine all factors it deems relevant. The Audit Committee, or the Chair, will approve only those transactions that they have determined in good faith are in the best interests of Artivion and its stockholders.

The Corporate Secretary may delegate her duties under the policy to another officer of Artivion if the Corporate Secretary gives notice of the delegation to the Audit Committee at a regularly scheduled Audit Committee meeting.

Review of Ongoing Transactions

At a meeting of the Audit Committee in the first quarter of each fiscal year, the Audit Committee reviews all related party transactions that are ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from Artivion of more than $50,000 annually. Based on all relevant facts and circumstances, the Audit Committee will determine whether it is in, or not inconsistent with, the best interests of Artivion and its stockholders to continue, modify, or terminate the ongoing related party transaction. Review of ongoing related party transactions is located at Director Independence beginning on page 12.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers currently serve, or served during fiscal 2022, as a member of the compensation committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2022, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Compensation Committee.

COMMUNICATION WITH THE BOARD OF DIRECTORS AND ITS COMMITTEES

Interested parties may communicate with the Board of Directors, the Lead Director, the non-employee directors as a group, committee chairs, committees, and individual directors by directing communications to the Corporate Secretary, who will forward them as appropriate, unless they clearly constitute unsolicited general advertising or inappropriate material. Please send all communications in care of Jean F. Holloway, General Counsel and Corporate Secretary, Artivion, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

AVAILABILITY OF CORPORATE GOVERNANCE DOCUMENTS

You may view current copies of the charters of the Audit, Compensation, Corporate Governance, and Compliance Committees, as well as the Company’s Code of Conduct and Corporate Governance Guidelines, on Artivion’s website at https://investors.artivion.com/corporate-governance/governance-highlights.

Notwithstanding anything to the contrary set forth in any of Artivion’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate other Artivion filings, including this Proxy Statement, in whole or in part, neither of the Reports of the Audit Committee and the Compensation Committee, set forth below, shall be incorporated by reference into any such filings.

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DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Restricted Stock Grants

A portion of the non-employee directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year generally following the Annual Meeting of Stockholders. With respect to 2022 grants, the Compensation and Corporate Governance Committees recommended, and the Board of Directors approved, a grant date value of $150,000 per non-employee director, and in June 2022, the Company granted 7,878 shares of restricted stock to each of the non-employee directors serving at the time of grant, which will vest on June 1, 2023. With respect to Ms. Hoff, the Compensation and Corporate Governance Committees recommended, and the Board of Directors approved, a grant value of approximately $100,000 prorated based on her time served as a non-employee director in 2022, and in November 2022, the Company granted 9,066 shares to Ms. Hoff, which will vest on November 8, 2023. The amount and terms of the grants are subject to periodic re-evaluation jointly by the Compensation and Corporate Governance Committees. All equity grants to non-employee directors in 2022 were made pursuant to the Artivion, Inc. 2020 Equity and Cash Incentive Plan (the “2020 ECIP”). A non-employee director will forfeit any unvested portion of the award if s/he ceases to serve as a director, except under certain circumstances as described within the 2020 ECIP.

Board of Directors’ Retainer and Committee Chair and Membership Fees

Absent exceptional circumstances, every other year, the Compensation and Corporate Governance Committees each consider whether to adjust non-employee director compensation and recommend those adjustments, if any, to the Board of Directors.

Each of the non-employee directors of Artivion receives an annual cash retainer for service on the Board of Directors, service on committees of the Board of Directors, service as Chair of a committee of the Board of Directors, and service as Lead Director, as applicable and as noted in the table below. Artivion pays all cash retainers on a prorated monthly basis.

2022 Board of Director Retainers
Annual Board Service	$55,000
Lead Director(1)	$40,000

Committee	Committee Chair Retainer(2)	Committee Membership Retainer
Audit	$20,000	$10,000
Compensation	$20,000	$7,500
Corporate Governance	$10,000	$5,000
Compliance	$10,000	$5,000

(1)In addition to annual Board service retainer.

(2)Includes committee membership retainer.

Effective June 1, 2022, the annual Board service retainer increased from $50,000 to $55,000. The Compensation and Corporate Governance Committees recommended, and the Board of Directors approved, this change upon the recommendation of the Compensation Committee’s independent compensation consultant, Willis Towers Watson & Co. (“Willis Towers Watson”), and based on available benchmarking analysis provided by that consultant and other information provided by management.

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Fiscal 2022 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2022, for each person who was a member of our Board of Directors in 2022, other than J. Patrick Mackin.

Name	Retainers Earned or Paid in Cash(1) ($)	Annual Stock Awards(2)(3) ($)	Total ($)
(a)	(b)	(c)	(d)
Thomas F. Ackerman	79,096	150,000	229,096
Daniel J. Bevevino	82,917	150,000	232,917
Marna P. Borgstrom	63,750	150,000	213,750
James W. Bullock	65,043	150,000	215,043
Jeffrey H. Burbank	111,875	150,000	261,875
Elizabeth A. Hoff	15,641	100,000	115,641
Jon W. Salveson	65,000	150,000	215,000
Anthony B. Semedo	62,292	150,000	212,292

(1)Amounts shown include annual Board service retainer, committee Chair and committee membership retainers, and, for Mr. Burbank, a Lead Director retainer, earned by our non-employee directors during 2022. Note that the Annual Stock Awards, which are generally made on June 1, cover the one-year service period ending on May 31 the following year.

(2)Amount shown represents the aggregate grant date fair value of the 7,878 restricted shares granted to Messrs. Ackerman, Bevevino, Bullock, Burbank, Salveson, Semedo and Ms. Borgstrom, as calculated in accordance with FASB ASC Topic 718. We issued the awards on June 1, 2022, and we valued them at $19.04 per share, which was the closing price on the grant date. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with Artivion’s Annual Report on Form 10-K for the year ended December 31, 2022 for assumptions used in valuing restricted stock awards. The restricted stock represented here vests on June 1, 2023; accordingly, these shares remained subject to vesting restrictions as of December 31, 2022.

(3)Amount shown represents the aggregate grant date fair value of the 9,066 restricted shares granted to Ms. Hoff, as calculated in accordance with FASB ASC Topic 718. We issued the award on November 8, 2022, and we valued them at $11.03 per share, which was the closing price on the grant date. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with Artivion’s Annual Report on Form 10-K for the year ended December 31, 2022, for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests on November 8, 2023; accordingly, these shares remained subject to vesting restrictions as of December 31, 2022.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer received no compensation in 2022 for his services as a director of the Company. His compensation as an executive officer of the Company is detailed in the Summary Compensation Table on page 44.

Director Stock Ownership Requirement

In November 2015, the Compensation and Corporate Governance Committees approved a change to the non-employee director stock ownership requirement to five times the then-current annual board service retainer for non-employee directors. The Board of Directors reevaluates this stock ownership requirement typically on a biennial basis and did so recently in November 2021, concluding at that time, based on information provided by Willis Towers Watson and management, that these requirements remained appropriate. All non-employee directors currently satisfy this standard except for Ms. Hoff, whose service on the Board began in October 2022. Ms. Hoff is expected to meet the requirement within the next one-to-two years.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that each audit committee member be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees Artivion’s financial processes and the Company’s information security preparedness on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in Artivion’s Annual Report on Form 10-K for fiscal 2022 and discussed them with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board of Directors and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, Artivion has retained an outside accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During fiscal 2022, management completed the documentation, testing, and evaluation of Artivion’s system of internal controls over financial reporting and the associated information security preparedness in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept informed of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, Artivion’s independent registered public accounting firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal controls over financial reporting contained in Artivion’s Annual Report on Form 10-K for fiscal 2022, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in Artivion’s Annual Report on Form 10-K for fiscal 2022 related to its audit of (i) Artivion’s consolidated financial statements and (ii) the effectiveness of Artivion’s internal controls over financial reporting. As of December 31, 2022, the Audit Committee continued to oversee Artivion’s efforts related to Artivion’s internal controls over financial reporting and management’s preparations for the evaluation thereof for fiscal 2022.

The Audit Committee reviewed with Ernst & Young LLP, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Artivion’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP and management that firm’s independence from management and Artivion.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of Artivion’s internal controls, and the overall quality of Artivion’s financial reporting.

In connection with its review of Artivion’s accounting and financial controls, the Audit Committee discusses with management on a quarterly basis the adequacy of Artivion’s information security preparedness and the types of information technology risks, controls, and procedures and any related issues that could affect the adequacy of Artivion’s internal controls or general operations, including as they relate to information security. Assessments of Artivion’s information security program, including evaluations about its policies, procedures, infrastructure, access control, and change management, were performed by the independent external auditing firms Ernst & Young LLP, Hancock Askew & Co., LLP, and RWT Crowe GmbH.

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In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any material misstatements in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in Artivion’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission. The Audit Committee has preliminarily approved Ernst & Young LLP as Artivion’s independent registered public accounting firm for fiscal 2023, pending final resolution of the terms of Artivion’s 2023 engagement letter with the firm.

Audit Committee
THOMAS F. ACKERMAN, CHAIR
DANIEL J. BEVEVINO
JEFFREY H. BURBANK

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of the Company’s under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference.

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PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

Artivion seeks a non-binding vote from its stockholders to approve the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders an opportunity to express their approval or disapproval of the Company’s executive officer pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive officer compensation programs are designed to attract, retain, motivate, and reward executive officer talent that is able, and appropriately incented to, deliver on Artivion’s short and long-term growth, on other strategic objectives, and on Artivion’s commitments to its stockholders, in particular, long-term value creation. We believe that the form and amount of compensation we provide to our current Named Executive Officers appropriately reflects their extensive management experience, continued high performance, and exceptional service to Artivion and our stockholders.

During 2022, in addition to the continued impact of the COVID-19 pandemic on the Company’s business (mostly from hospital-staffing shortages and hospital financial pressures), other unanticipated economic and regulatory challenges also impacted the Company’s business. Agile, resilient, and effective leadership from management was necessary—more than ever—to counteract these challenges and to continue to deliver on the Company’s growth objectives. Throughout the year, the Compensation Committee considered how to incent such leadership, maintain morale among the Company’s employees, including the executive team, and retain key leaders in light of the intense war for talent that persisted in 2022 and the decline in the Company’s stock price, which the Compensation Committee believed to be due mostly to macroeconomic factors or other factors over which management had limited-to-no control. The Compensation Committee particularly focused on ways that it could incent continued high performance from the Company’s executive leadership (in 2022 and beyond) during what was, and still is, a critical time for the Company given its growth objectives now and in the coming years, and in view of the above-referenced headwinds. To facilitate stockholders’ review of the executive officer compensation program, we are providing details regarding the program and the performance and payouts related thereto.

We invite you to consider the details of our executive officer compensation program as disclosed more fully throughout this Proxy Statement. Regardless of the outcome of this “Say on Pay” vote, Artivion welcomes input from its stockholders regarding executive officer compensation and other matters generally related to the Company’s success. We believe in a corporate governance structure that is responsive to stockholder concerns. We view this vote as a meaningful opportunity to gauge stockholder approval of our executive officer compensation policies. Given the information provided in this Proxy Statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that Artivion’s stockholders approve, on an advisory basis, the compensation paid to Artivion’s Named Executive Officers, as disclosed in this Proxy Statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board of Directors currently submits a Say on Pay proposal annually. The annual frequency of this disclosure and approval was the subject of a vote of the stockholders at the Company’s 2017 Annual Meeting and was supported by more than 77% of stockholders who voted. The frequency of “Say on Pay” votes is up for consideration again by the stockholders at this year’s Annual Meeting (see Proposal Three at 70).

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE COMPENSATION PAID TO ARTIVION’S NAMED EXECUTIVE OFFICERS.

ARTIVION, INC. | 2023 Proxy Statement	24

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives, and features of our executive compensation program as applied to our chief executive officer and the other named executive officers included in the Summary Compensation Table of this Proxy Statement (collectively, our “Named Executive Officers” or “NEOs”). For 2022, our NEOs were:

•	J. Patrick Mackin	President, Chief Executive Officer, and Chairman of the Board of Directors
•	D. Ashley Lee	Executive Vice President and Chief Financial Officer
•	Jean F. Holloway	Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary
•	John E. Davis	Senior Vice President, Global Sales and Marketing
•	Marshall S. Stanton	Senior Vice President, Clinical Research and Chief Medical Officer

Executive Summary

The Compensation Committee (referred to in this section as the “Committee”) generally considers and approves executive officer compensation each year at a meeting held in the first quarter of the fiscal year. These compensation decisions take into account a variety of information and analyses, including, but not limited to, alignment of compensation vehicles with the Committee’s Compensation Philosophy, prior-year Company and individual executive officer performance (including the Company’s share price), current-year performance expectations and key business objectives, any changes in roles and responsibilities of executives, the external environment for talent, and competitive market data and market trends from various sources, including from the Committee’s independent compensation consultant and management.

2021 Say on Pay Vote and 2022 Program Decisions

At Artivion’s Annual Meeting of Stockholders on May 19, 2021, 97% of the stockholder votes cast were in favor of our NEOs’ 2020 compensation. This advisory vote indicated strong stockholder support for our executive officer compensation program, including our NEO compensation, and is consistent with the fact that over the past four years, on average, 96% of stockholder votes cast were in favor of our NEOs’ compensation.

The Committee considered these advisory vote results on the 2020 executive compensation plan as it made compensation decisions for 2022. Based in part on this consideration, and together with individual executive officer performance, retention considerations, and the Company’s actual and expected performance as of February 2022, including its share price, as well as competitive market data and recommendations from various sources, including from the Committee’s independent compensation consultant and management, in February 2022, the Committee considered modifications to the Company’s 2022 executive officer compensation programs as explained in more detail below and approved those modifications in April 2022.

During much of 2021, the COVID-19 pandemic, including related hospital-staffing shortages and hospital financial pressures, as well as supply-chain challenges (collectively, the “impact of COVID-19”) continued to have an adverse impact on the Company’s operations and its financial results. During the first several months of 2022, it did appear that the impact of COVID-19 may have started to dissipate, particularly the unpredictability of that impact. In view of this, the Committee considered the appropriate metrics and financial goals for the Company’s 2022 incentive programs and, in particular, whether it should not use non-financial metrics as the Committee had for the 2021 programs. Ultimately, as explained in more detail below, the Committee determined to use only full-year financial metrics for the 2022 incentive programs. The Committee then further considered the performance metrics and targets that would continue to incent the highest levels of performance from management during what was a critical time for the Company given its growth objectives, its commitments to deliver on stockholder value creation, and its desire to retain members of management it deemed key to the continued financial and operational success of the Company. The following is a summary of the Committee’s significant considerations and decisions made regarding NEO compensation for 2022:

•NEOs, except for Mr. Stanton who did not join Artivion until March 2021, received 2022 base salary increases of 3% (Mr. Stanton’s pro rata increase was 2.5%), based on considerations such as personal performance, Company performance, and market positioning;

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•The Committee maintained the same percent-of-salary targets for 2022 cash bonuses that it used in 2021 to reflect Company performance and market positioning, at the following percentages of base salary: Mr. Mackin at 100%; Mr. Lee at 60%; and Ms. Holloway and Messrs. Davis and Stanton at 50%;

•As explained in more detail below, the Committee adopted the same constant currency revenue metric for the annual cash bonus plan and as one of two of the metrics for the annual performance share plan, concluding, with input from its advisors and management, that it was appropriate to use this metric across both plans because it continued to be one of the most significant drivers of Company performance and stockholder value creation for 2022. The payout for the cash bonus was capped at 200% overall of target, inclusive of any adjustments for personal performance;

•As explained in more detail below, the Committee returned to using adjusted EBITDA as the other metric for the annual performance share plan, concluding, with input from its advisors and management, that like constant currency revenue growth, adjusted EBITDA was an important indicator of Company performance and a significant driver of stockholder value creation for 2022. The performance share plan was capped at 150% with no modifier for personal performance;

•The Committee decided to maintain in 2022 the same types of annual equity vehicles (stock options, restricted stock awards, and performance stock units (“PSU”)) for officer annual long-term incentive awards that it had used in 2021 and prior years, as well as an equal allocation among the equity vehicles based on estimated grant date fair value;

•The Committee slightly increased the target annual equity value from 2021 to 2022 for all NEOs both as a reward for exceptional individual performance during the pandemic years of 2020 and 2021, and to bring annual equity targets more in-line with—but in all cases still slightly below—market medians for such officers, which medians have increased over the past several years. The target equity values for NEOs annual equity in 2022 were as follows: Mr. Mackin’s was $2,634,735; Mr. Lee’s was $632,700; Ms. Holloway’s was $485,000; Mr. Davis’s was $477,000; and Mr. Stanton’s was $465,000;

•Due to the uncertainty related to the continued impact of COVID-19 on the Company’s business, in the first quarter of 2022, the Committee adopted a framework for the cash bonus and performance stock plans and later, in April 2022, adopted the metrics for the 2022 incentive plans. The Committee finalized and approved the full-year financial metrics for both the 2022 cash bonus and performance share plans as follows: (a) for the cash bonus plan, a single metric of constant currency revenue growth in 2022 versus 2021 with a target of 9%; and (b) for the performance share plan, (1) a metric of constant currency revenue growth in 2022 versus 2021 (the same metric and target as the cash bonus plan) weighted at 50%, and (2) a metric based on performance to target adjusted EBITDA, also weighted at 50%;

•In February 2023, after considering the Company’s full-year financial results for 2022, the Committee determined that it was appropriate to make alterations to the adjusted EBITDA metric to account for two unanticipated external factors that were beyond management’s control and that negatively impacted the Company’s 2022 adjusted EBITDA—namely, the impact of foreign currency exchange rates (“FX”) (in the amount of $0.98M) and legal expenses (in the amount of $0.73M) that the Company was forced to incur to secure derogations that would allow it to continue to sell BioGlue in regions impacted by the Company’s loss of the BioGlue CE Mark at the end of 2021. The Committee also determined to adjust the revenue metric to exclude PerClot sales in 2021 and 2022 given that (1) the Company strategically divested the PerClot product line to Baxter Healthcare Corporation in 2021; (2) the exclusion of PerClot sales from 2022 and 2021 was required under the terms of the 2022 LTIP PSU (as defined below) and 2019 LTIP awards in order to ensure that management is appropriately incented to support strategic divestitures; and (3) for similar reasons, the Committee had excluded PerClot revenues for the second half of 2021 and 2020 when measuring revenue growth for the 2021 executive incentive plans;

•As explained in the Company’s previous proxy filings, in 2019, the Committee approved the “2019 LTIP,” a long-term incentive, performance-based equity grant, that included three performance periods, or “tranches,” spanning a total of five years. In the first quarter of 2021, even though the last year of the performance period for tranche one was 2021, it became evident that the first tranche of the Company’s 2019 LTIP, representing 60% of the entire award that was scheduled to vest over the three year period from 2021-2023, would not payout as a result of the unanticipated impact of COVID-19 in 2020 on the Company’s business performance. As a result, the Committee concluded that the first tranche of the 2019 LTIP would have no retentive value or incentivizing impact on executive behavior for 2021 (or beyond), during a crucial multi-year period when it was even more critical for the executive team to be focused on revenue growth and long-term value creation. Nonetheless, the Committee decided to make no mid-stream

ARTIVION, INC. | 2023 Proxy Statement	26

adjustments to the 2019 LTIP and allowed the first tranche to payout at zero. The Committee decided, however, that the same considerations that led it to grant the 2019 LTIP in the first place—a focused incentive for management to deliver at least 9% constant currency revenue growth and an increasingly competitive external talent market—continued to be valid in 2021, particularly in light of the continued impact of COVID-19 into 2021. The Committee also wished to provide officers with the additional related incentive to drive recovery from COVID-19 in the Company’s 2021 business performance. Accordingly, the Committee decided to issue executives a one-year performance stock unit award (the “2021 LTIP PSU”) based on the same metrics that applied in the 2019 LTIP, with the exception of the elimination of the gross margin modifier. The Committee determined to eliminate the gross margin modifier for the 2021 LTIP PSU so that management would not be disincentivized from making continued significant investments in the business in 2021 to lay the groundwork for success in 2022 and beyond. The Committee also reduced the maximum target payout in the 2021 LTIP PSU to 200% (from 250% in the 2019 LTIP) for most NEOs to counterbalance the elimination of the gross margin modifier, as well as to level payouts among all executives;

•Based on those very same considerations, and to further incent executives to drive at least 9% constant currency revenue growth in 2022 and to align executives’ interests with those of stockholders, the Committee decided to issue executives a second, one-year performance stock unit award (the “2022 LTIP PSU”) based on the same metrics and targets that applied in the 2019 LTIP, again with the exception of the elimination of the gross margin modifier and the change to the maximum payout, and with the above-described, PerClot-related adjustment to constant currency revenue growth. As in 2021, the Committee determined that the 2022 LTIP PSU would be based on a number of shares, not overall value of shares at the time of grant, to reflect the fact that the share price in 2022 was lower than it had been in 2019 when the 2019 LTIP was granted. The target number of shares for NEOs under the 2022 LTIP PSU was one-third of the target number of shares in the first tranche of the 2019 LTIP as follows: Mr. Mackin’s was 20,202 shares; Mr. Lee’s was 3,367 shares; Ms. Holloway’s and Messrs. Davis’s and Stanton’s was 2,693 shares; and

•For the 2022 LTIP PSU, the Committee adopted a design metric of performance stock unit awards at 100% of payout based on the constant currency revenue growth rate of 9% in 2022 as compared with 2021, with a maximum payout of 200% of target.

•Unrelated to these 2022 compensation decisions, in light of a significant decline in the Company’s stock price in September and October 2022, related primarily to factors that the Committee believed to be independent of management’s performance, in November 2022, the Committee decided to accelerate into November 2022 a portion of the executives’ annual equity grants intended for 2023. These November 2022 grants, which consisted of Restricted Stock Units and stock options, were considered by the Committee to be part of executives’ 2023 compensation, and, therefore, the value of these November 2022 awards was deducted from the total 2023 target equity award level to determine the value of awards issued in February 2023. The November 2022 awards are included in the 2022 Summary Compensation Table at p. 44 due to the actual timing of the awards and regulatory requirements. The Committee decided to accelerate a portion of the 2023 annual equity grants to enhance the retentive and motivational impact of equity awarded to management and to address concerns about executive retention, in light of significant declines in the value of executives’ equity holdings in the Company and the competitive external marketplace for talent. In February 2023, the Committee approved the final portion of the 2023 annual equity grants, consisting of annual PSUs and LTIP performance-contingent shares. The table set forth on p. 40 reflects the executives’ actual 2022 equity compensation, exclusive of these November 2022 grant values.

Pay-for-Performance Alignment, Including Incentive Plan Designs and Metrics

The Committee believes it has developed a compensation program that ensures that the interests of the Company’s executive officers, including its NEOs, are aligned with those of its stockholders by strongly linking executive officer compensation with Company and personal performance at levels such that executive officers are incented to drive long-term value creation, especially given the Company’s growth objectives in the coming years. The key pay-for-performance aspects of the 2022 executive officer compensation program are described below:

•50% or more of each NEO’s total target direct compensation is in the form of variable pay tied to individual and Company performance;

•Short-term incentives are designed to be based significantly on constant currency revenue growth, a factor that is believed to create significant stockholder value creation, and over which executive officers are believed to have substantial control and that is intended to incentivize executive officers to achieve Company target performance on this key financial metric;

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•Targets for short-term incentive opportunities are set at challenging levels designed to incentivize executive officers to achieve business growth at or above levels expected by stockholders, while setting up the Company for long-term success and continued growth;

•Annual long-term incentive opportunities are equity-based and include stock options, which only provide value to executive officers if the stock price increases beyond the grant date price, and performance stock units, which are designed to be earned only if specified results at challenging levels for revenue and adjusted EBITDA, as defined below, are attained, thereby incentivizing executive officer performance that furthers the Company’s strategic goals and drives stockholder value. Such performance stock units, however, are not fully earned if such challenging levels are not met, as was the case with the first tranche of the 2019 LTIP, and, as explained below, with the 2022 annual performance share award;

•NEOs are subject to stock ownership requirements to ensure alignment with stockholders and to encourage executive officers to maintain a long-term view of Company performance; and

•Our Clawback Policy is designed to diminish the likelihood that executive officers unjustly benefit in cash or equity from material misstatements in our financial statements.

As described in this Proxy Statement, in 2022, the executive officer compensation program effectively delivered pay-for-performance as follows:

•In 2022, we achieved above-target constant currency revenue growth of 9.8% (target was 9%), resulting in an above-target payout at 111.4% of target for the cash bonus program and for the revenue component of the annual performance share plan, as well as an above-target payout of 140% of target for the 2022 LTIP PSU; and

•Our 2022 adjusted EBITDA was at 87.1% of target performance (i.e., $39,084,000 versus a target of $44,868,000), leading to a below-target payout at 65.6% of target for this component of the annual performance share plan, and, when combined with the 111.4% payout for the revenue component of the annual performance share plan, ultimately resulting in performance stock units paying out below-target at 88.5% of the target award level.

Throughout this Proxy Statement, we refer to the revenue and adjusted EBITDA performance measures as reported in our 2022 Form 10-K filed on February 23, 2023, which is attached as Appendix A to this Proxy Statement.

Roles and Responsibilities

Compensation Committee

The Committee determines and approves the compensation of Artivion’s executive officers, including the NEOs, except that it jointly determines and approves with the Corporate Governance Committee the compensation of Artivion’s Chief Executive Officer. The Committee is supported by the Chief Executive Officer, other executive officer management, an independent compensation consultant, and other advisors that the Committee, or management on its behalf, consults from time to time, as well as information and data supplied by each of these persons. The consultant attends Committee meetings when invited and provides input, information, and data as requested by the Committee. The Committee regularly meets in executive session without the Chief Executive Officer or any members of management present. For 2022, the Committee made compensation decisions based on its own considerations and analyses, the Compensation Philosophy of the Committee, as well as on information provided by and recommendations from the Committee’s independent compensation consultant, other advisors, and management. Our Chief Executive Officer does not exercise any decision-making authority over his own compensation or participate in Compensation or Corporate Governance Committee meetings or Board meetings regarding his own compensation, except to discuss his own performance and compensation with those Committees or the Board during his annual performance review.

Independent Compensation Consultant

The Committee has the authority to engage consultants, including compensation consultants, to assist with its responsibilities. With respect to general executive officer compensation decisions made during fiscal 2022 and regarding 2022 compensation, the Committee retained Willis Towers Watson as its primary compensation consultant for general executive officer compensation matters. The compensation consultant reports directly to the Committee, is directed by the Committee, and provides only those services authorized by the Committee. The compensation consultant provides no other

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services to Artivion. The compensation consultant generally performs an annual review of officer compensation and biennial review of non-employee director compensation, analyzes the relationship between executive officer pay, including that of our Chief Executive Officer, and Company performance, compares executive officer and non-employee director compensation against such compensation of appropriate comparable companies and industry standards, informs the Committee of emerging practices and trends, assists with special projects at the request of the Committee, and attends Committee meetings when invited. In February 2022, and again in February 2023, the Committee assessed the independence of Willis Towers Watson pursuant to applicable SEC and NYSE rules and concluded that Willis Towers Watson was independent and its work for the Committee did not raise any conflict-of-interest concerns.

Compensation Philosophy and Objectives

The Committee’s Compensation Philosophy is to attract, retain, motivate, and reward executive officer talent that has the capability, and is appropriately incented, to deliver on the Company’s short and long-term growth and other strategic objectives and on the Company’s commitments to its stockholders, in particular long-term value creation. To that end, the Company has designed the compensation program to align with corporate strategy and short-term and long-term objectives, achieve market competitiveness, emphasize pay-for-performance, align with stockholder interests, balance the interests of key stakeholders, incent management to address unforeseen challenges, and recognize the unique attributes specific to Artivion and its executive officer team. Each primary component of compensation is intended to accomplish one or more of these objectives, as summarized in the table below.

Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract, retain, motivate, and reward experienced and capable executive officer talent.	Cash

Base salaries are determined based on individual executive officer performance, competitive market positioning, internal pay equity, and other factors; in addition, Company performance impacts the decision as to whether any salary adjustments are made when they are established in February of each year.

Short-Term Incentive

Encourage and reward both individual achievement of performance objectives and aggregate Company performance against short-term financial and operating goals, maintain market competitiveness for top executive officer talent, and recognize the unique attributes an executive officer brings to the Company.

Cash

Short-term incentive payouts are 100% performance-based, with the structure for fiscal 2022 having payouts based 100% on entire-year constant currency revenue growth during 2022. The payout can then be increased or reduced by up to 20% based on individual executive officer performance up to an overall cap of 200%.

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Compensation Component	Primary Purpose	Form	Performance Linkage
Long-Term Incentive – Annual Equity

Encourage and reward long-term stockholder value creation, retain highly capable executive officer talent, and facilitate long-term stock ownership among our executive officer team to further align executive officer and stockholder interests.

Performance Stock Units Stock Options Restricted Stock Units 2022 LTIP PSU Tranche 2 of the 2019 LTIP

PSUs and LTIP PSUs are earned only if specific levels of Company performance are achieved during the relevant performance period. For fiscal 2022, annual PSU payouts were based 50% on entire-year constant currency revenue growth during 2022 and 50% based on entire-year adjusted EBITDA during 2022, up to a cap of 150%. The 2022 LTIP PSU payouts were based 100% on entire-year constant currency revenue growth during 2022, and, in the case of tranche 2 of the 2019 LTIP, based on revenue growth with a modifier for gross margin.

Stock options deliver realizable value to executive officers only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to Artivion’s stock price at and after the grant date.

Compensation Mix

The Committee approves the primary components of the executive officer compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to place significant weight on long-term incentive opportunities. The Committee believes that this results in a pay program that aligns pay and performance. The following table summarizes the original target pay mix for the NEOs for fiscal 2022 as determined by the Committee in February 2022.

Compensation Component	Mackin	Lee	Holloway	Davis	Stanton
Salary ($)(1)	749,632	478,344	397,338	379,813	384,216
Short-Term Incentive (at target) ($)(2)	749,632	287,006	198,669	189,907	192,108
Long-Term Incentive(3) - Annual Equity (Grant Date Fair Value at target) ($) - 2022 LTIP PSU (Grant Date Fair Value at target) ($)	2,634,713 372,525	632,696 62,087	484,994 49,659	477,019 49,659	465,011 49,659
Target Total Direct Compensation ($)	4,506,502	1,460,134	1,130,660	1,096,397	1,090,994
% Fixed(4) % Variable(5)	16.6 83.4	32.8 67.2	35.1 64.9	34.6 65.4	35.2 64.8
% Short-Term Compensation(6) % Long-Term Compensation(7)	33.3 66.7	52.4 47.6	52.7 47.3	52.0 48.0	52.8 47.2

(1) Salary was set by the Committee in February 2022.

(2) Unlike in 2021, Short-Term Incentive (cash bonus) was tied only to financial metrics.

(3) Long-Term Incentive - Annual Equity and 2022 LTIP PSU (Grant Date Fair Value at target) is based on a grant date closing share price of $18.44.

(4) Salary as a percentage of Target Total Direct Compensation.

(5) Short-Term Incentive plus Long-Term Incentive as a percentage of Target Total Direct Compensation.

(6)Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.

(7)Long-Term Incentive as a percentage of Target Total Direct Compensation.

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Market Analysis

As part of its decision-making process, the Committee requests and reviews relevant market data regarding executive officer compensation levels, Company performance, and the relative relationship between executive officer pay and Company performance. However, the Committee views this data as one of many inputs into its decision-making process, which also includes other assessments of the Company’s performance, assessments of each executive officer’s performance, the need to address unforeseen challenges, significant changes in roles and responsibilities, internal pay equity among executive officers, and retention considerations.

Each year, the Committee reviews and considers an executive officer compensation study prepared by Willis Towers Watson, additional compensation data provided by management, and internal equity information. The executive officer compensation study is typically completed in the fourth quarter of the fiscal year and is used to inform the Committee’s decisions regarding the subsequent fiscal year’s compensation. Accordingly, the relevant study and market information reviewed by the Committee with regard to fiscal 2022 officer compensation was presented to the Committee in the fourth quarter of fiscal 2021. We refer to this study as the “2021 Study.” The Committee reconsidered the 2021 Study for continued applicability at its first quarter 2022 meetings. As in prior years, the 2021 Study assessed both the competitiveness of pay levels, generally and by some specific positions, as well as the alignment of pay with Company performance.

The Company’s 2022 compensation peer group, which is described in more detail below, had median revenues, based on the latest figures available at the time the 2021 Study was prepared, of $278.1 million and median market capitalization as of June 2021 of $1.25 billion. In addition to using officer pay information as disclosed by companies in the compensation peer group, the 2021 Study used survey data drawn from two compensation surveys of U.S. companies, including medical device and healthcare companies with targeted revenues of $200 million - $1 billion, in order to approximate the Company’s estimated revenue for 2022. With respect to all NEOs included in the 2021 Study, the data in the study was a blend of the 2021 peer group and the survey information. In each case, Willis Towers Watson trended the compensation data forward to January 1, 2022 by a factor of 3.0%. We refer to the blended 2021 peer group and survey compensation data for all NEOs as the “2022 Peer Group Information.”

The following peer companies were used for the 2021 Study.

Peer Company(1)	FYE Revenue(2) ($)
Tandem Diabetes Care, Inc.	498.8
Inogen, Inc.	308.5
Natus Medical Incorporated	415.7
Orthofix Medical, Inc.	406.6
Glaukos Corp.	225.0
Nevro Corp.	362.0
Accuray Incorporated	396.3
Lantheus Holdings, Inc.	339.4
Tactile Systems Technology, Inc.	187.1
SeaSpine Holdings Corp.	154.3
AngioDynamics, Inc.	291.0
Cardiovascular Systems, Inc.	259.0
AtriCure, Inc.	206.5
iRhythm Technologies, Inc.	265.2
Cutera, Inc.	147.7
OraSure Technologies, Inc.	171.7
Median	278.1
Artivion’s 2022 Revenues	313.8

(1)The Committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at Artivion, especially considering Artivion’s anticipated growth.

(2)Latest FYE revenue, in millions, at the time the peer group was developed.

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The following survey sources were used in the 2021 Study:

•2021 Willis Towers Watson US General Industry Executive Compensation Survey; and

•2021 Radford Executive Survey.

The peer companies were recommended by Willis Towers Watson and considered and approved by the Committee. In approving the peer group, the Committee considered the fact that each company is (or was at the time) publicly-traded, operates in a similar industry, is similar in size, scope, and complexity, and is reasonably representative of our pool for executive officer talent, although Artivion routinely recruits from much larger medical device companies. The Committee also concluded that the companies are (or were at the time) within a reasonable range of Artivion’s historical, current, or projected revenues. Nonetheless, the Committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. It does so to ensure that the peer group and survey sources continue to reflect appropriate reference points for Artivion. For example, in the third quarter of 2022, for purposes of evaluating the compensation to be paid to executives in fiscal year 2023, the Committee (at the recommendation of Willis Towers Watson) made several changes to the peer group that the Committee used for its current-year analysis, namely: (1) Natus Medical Incorporated was removed; (2) Tandem Diabetes Care, Inc. and OraSure Technologies, Inc. were removed; and (3) AxoGen, Inc. and Avanos Medical, Inc. were added to the peer group. These changes were made to the peer group to be used for benchmarking 2023 executive compensation to address, among other things, consolidation and other strategic transactions in the medical device industry in 2021 and 2022, certain differences that diminish the applicability or availability of the other entities’ executive compensation information (e.g., PE or family-backed businesses), and to ensure an appropriate balance of medical device companies with whom the Company competes for talent, both in terms of revenue, projected revenue growth, market capitalization, and workforce size.

2022 Compensation Components

The primary components of Artivion’s executive officer compensation program are base salary, short-term incentives, and long-term incentives. Artivion also provides executive officers with tax-deferred savings opportunities, participation in Company-wide benefits programs, and limited perquisites.

2022 Base Salary

The Committee generally reviews base salary levels each February as part of its overall review and approval of the executive officer compensation program. Based on its review in late 2021 and early 2022, the Committee determined it was appropriate to increase NEOs’ base salaries 3.0% above 2021 levels, with Mr. Stanton’s increase being pro-rated to 2.5%.

Comparison of 2021 and 2022 Base Salaries
Executive Officer	2021 ($)	2022 ($)	Increase (%)
Mackin	727,798	749,632	3.0
Lee	464,412	478,344	3.0
Holloway	385,765	397,338	3.0
Davis	368,750	379,813	3.0
Stanton	375,000	384,216	2.5

Analysis

The 2021 Study showed that the base salaries for our NEOs were within a competitive range of 93-108% of the median for similarly situated employees at companies in the Company’s peer group. Based on input from management and in consultation with Willis Towers Watson, the Committee approved merit increases for 2022 for all executive officers of 3.0%, with the exception of (i) executive officers whose employment responsibilities or job title had changed between 2021 and 2022 or (ii) executive officers that did not hold their position for the entirety of 2021. In approving salary increases for NEOs, the Committee considered current market positioning, both individual and Company performance during 2021, and the Company’s budget for salary increases generally for all employees.

2022 Short-Term Incentives – The 2022 Cash Bonus Plan

The Committee adopted the “2022 Cash Bonus Plan” as set forth above at page 25.

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Analysis – Program Design

The table below shows the performance metrics set for the 2022 Cash Bonus Plan as finalized in April 2022.

2022 Performance Goals
Performance Measure	Weight (%)	Threshold	Target	Stretch	Maximum
Revenue Growth Rate; Constant Currency (2022 v. 2021)	100	4.0% growth	9.0% growth	12.5% growth	16.0% growth
Financial Metric Potential Payouts (%)		60	100	150	200
- The final payout can be increased or decreased, up to 20%, based on an individual executive officer’s performance.

See Appendix A to this Proxy Statement for further details regarding the revenue performance measure.

The Committee believed that the 2022 threshold and target performance levels for the constant currency revenue metric were challenging and would drive stockholder value creation. In addition, the 2022 revenue target performance level was within the range of 2022 product and service revenue guidance publicly announced by Artivion.

For the 2022 Cash Bonus Plan, the performance metric was revised from 2021 by eliminating non-financial metrics, with a 100% payout for performance at target levels, a 200% total cap on payout, and the following additional primary features:

•Entire-Year, Financial Metric of Revenue Growth Rate, Constant Currency (2022 v. 2021) (100% of payout):

oPayout levels shown in the above “2022 Performance Goals” table; and

•Each individual executive officer’s short-term incentive was then subject to an increase of up to 20% based on the executive officer’s personal performance, subject to the 200% overall cap discussed above.

In arriving at its decision to approve the 2022 final metric and payouts, the Committee took into consideration the following:

•The Committee’s belief that the core plan design and its pay-for-performance orientation achieved the objectives of the Committee’s Compensation Philosophy;

•The Committee’s belief that the achievement of target constant currency revenue growth was key to incentivizing executive officers to achieve Company performance that will further the Company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking by executive officers;

•The plan’s similarity to the short-term incentive plans of the Company’s peer group companies;

•The still-present “war for talent” and challenging labor market in 2022;

•Artivion’s 2021 performance, and whether any changes to performance metrics were required to achieve 2022 business goals; and

•Recent historical payout levels that the Committee believed indicated that performance goals over the last few years had been set at reasonably challenging levels.

The Committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executive officers’ overall target total cash compensation. The Committee decided to use for 2022 a single financial metric, believing that such a metric would continue to motivate executive officers to achieve financial measures core to stockholder value creation, as well as contribute to the Company’s success in 2022 and beyond. The Committee also believed that, with the lessened, but more predictable, impact of COVID-19 on our business, using a personal performance metric modifier for the overall bonus would continue to reflect the Committee’s intent to align pay with performance. Overall, the Committee believed the 2022 Cash Bonus Plan was appropriately incentivizing given the executive officers’ roles and authority within Artivion, and that the size of the incentives was appropriate based on the 2022 Peer Group Information and internal pay equity considerations.

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Analysis – Plan Payout

The 2022 Cash Bonus Plan payouts in early 2023 were based on actual financial performance results of Artivion relative to the predetermined goal, which exceeded the target for payout under the plan. Specifically, the Company achieved 9.8% constant currency revenue growth in 2022 as compared to 2021. That level of constant currency revenue growth resulted in a payout of 111.4% of target.

Mr. Mackin’s 2022 Cash Bonus Plan payout in early 2023 was also based on the same considerations. The Board of Directors reviewed Mr. Mackin’s individual performance relative to his individual goals for 2022 and, after receiving the Committee’s certification of the 2022 performance metric and the Committee’s recommendation, approved the Chief Executive Officer’s bonus payout at the amount set forth below.

The following tables show the performance results for the 2022 performance metrics, the payout, and that there were no adjustments to the short-term incentive paid to each NEO.

2022 Annual Incentive Program (Cash Bonus Plan) Actual vs. Target Performance
Performance Measure	Weight (%)	Actual Performance	Target Performance	Payout % of Target (%)
Revenue Growth Rate; Constant Currency (2022 v. 2021)	100	9.8% growth	9.0% growth	111.4
- The final payout can be increased up to 20%, based on an individual executive officer’s performance. - The final payout cannot exceed 200% of target payout.

2022 Annual Incentive Program (Cash Bonus Plan) Actual vs. Target Payout
Executive Officer	Actual Payout ($)	Target Payout ($)	Company Performance Payout % of Target (%)	Personal Performance Modifier (%)	Total Payout % of Target (%)
Mackin	835,090	749,632	111.4	0.0	111.4
Lee	319,725	287,006	111.4	0.0	111.4
Holloway	221,317	198,669	111.4	0.0	111.4
Davis	211,556	189,907	111.4	0.0	111.4
Stanton	214,008	192,108	111.4	0.0	111.4

2022 Long-Term Incentives – Annual Equity

Based on input from management and in consultation with Willis Towers Watson, the Committee considered the Annual Long-Term Incentive Program, and in the design of the 2022 program, determined to continue with the 2021 program’s mix of equity awards as an equal one-third allocation of total value among stock options, restricted stock units, and performance stock units. This mix may be altered for executive officers located outside of the U.S. to accommodate local tax issues.

The Committee determined that the estimated grant date fair value of the awards under the Annual Long-Term Incentive Program in 2022 would be established at the levels disclosed in the table below to remain market competitive, as reflected in the 2021 Study. Market comparisons were based on the Company’s current financial statistics such as annual revenue and market cap, as well as the anticipated growth of the Company, as well as the continued increase in the complexity of the Company’s business following the acquisitions of JOTEC AG in fiscal 2017 and Ascyrus Medical LLC in fiscal 2020, the distribution agreement with Endospan, which commenced in 2019, and the Company’s rapid growth in international markets, in particular the Asia Pacific and Latin American markets during 2021 and continuing into 2022.

To determine the number of shares of restricted stock units, target performance stock units, and options to be granted, the Committee directed management to determine the number of units of restricted stock and target performance stock units using the closing share price of the Company’s stock on the grant date, and to also determine the number of stock options using the estimated fair value of the options as of the same date. Grants generally were made on the first permissible trading day following the Committee’s approval of such awards. In this instance, grant values approved by the Committee were converted to units using a stock price of $18.44, the closing price on February 23, 2022, the date the grants were made.

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For 2022, and as further described under Analysis below, the performance stock units are subject to two performance measures: (1) constant currency revenue growth in 2022 as compared to 2021, weighted at 50%; and (2) performance to target adjusted EBITDA in 2022, also weighted at 50%. See Appendix A to this Proxy Statement for further details regarding the revenue and adjusted EBITDA performance measures.

The following table provides the 2022 equity awarded through the Annual Long-Term Incentive Program to the NEOs as approved by the Committee.

2022 Annual Equity Grant Level
Executive Officer	Performance Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock Units(3) (#)
Mackin	47,627	126,546	47,627
Lee	11,437	30,389	11,437
Holloway	8,767	23,295	8,767
Davis	8,623	22,911	8,623
Stanton	8,406	22,334	8,406

(1)Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on performance factors determined by the Committee. Actual earned shares vest 50% on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results, whichever is later (determined to be February 23, 2023, the first anniversary of the award date); 25% on the second anniversary of the award date; and 25% on the third anniversary of the award date.

(2) Stock options vest 1/3 per year beginning on the first anniversary of the grant date.

(3) Restricted stock units cliff vest on the third anniversary of the grant date.

Analysis – Program Design

In approving the 2022 long-term incentive grant values awarded through the Annual Long-Term Incentive Plan, in February 2022, the Committee considered the following factors:

•Updated market competitiveness analysis by the independent compensation consultant;

•Increased size, geographic scope, and business complexity of the Company following integration of JOTEC AG, the acquisition of Ascyrus Medical LLC, the distribution agreement with Endospan, Ltd., and continued expansion into Asia and Latin America, resulting in significant growth in those regions;

•2021 personal and Company performance;

•The Committee’s continued desire to have an even mix of value among stock options, restricted stock, and performance stock units for the annual awards;

•The compensation program’s design, which emphasizes pay-for-performance and aligns executive officer performance (and resulting compensation) with stockholder interests;

•Performance and retention incentives achieved through the use of annual equity grants; and

•The parameters of Artivion’s stockholder-approved equity plan, the 2020 ECIP, and the availability of shares under that plan.

The Committee determined vesting schedules in consultation with Willis Towers Watson and management and believed that such vesting provided the appropriate long-term incentive and retention for executive officers’ continued employment. All annual long-term incentive (time-based) awards vest over a three-year period.

For PSUs, the Committee used a design metric of: (1) constant currency revenue growth in 2022 as compared to 2021, weighted at 50%; and (2) performance to target adjusted EBITDA in 2022, also weighted at 50%, concluding, with input from its advisors and management, that it was appropriate to do so because, in the Committee’s estimation, these were the most significant drivers of Company performance and stockholder value creation in 2022. The Committee capped maximum payouts under this program at 150% of the target award. See Appendix A for further details regarding the revenue and adjusted EBITDA measures.

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Analysis – Plan Payout – PSUs Earned

In arriving at its decision in February 2023 to certify the PSUs earned by NEOs, the Committee took into consideration the Company’s actual performance results relative to the above-described metrics. The following table presents the threshold, target, and maximum performance levels associated with threshold, target, and maximum award opportunities, which fall on a sliding scale for the 2022 annual PSU award grants. The table also provides the actual performance level for 2022, as certified by the Committee, together with the associated level of shares that were earned.

2022 Performance Stock Units – Annual Award Actual vs. Threshold/Target/Maximum Performance
Performance Measure	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Payout % of Target (%)
Revenue Growth Rate; Constant Currency (2022 v. 2021)	4.0% growth	9.0% growth	12.5% growth	9.8% growth	111.4
Financial Metric Potential Payouts (%)	60	100	150	—	—
2022 Adjusted EBITDA	$38,138,000	$44,868,000	$51,599,000	$39,084,000	65.6
Financial Metric Potential Payouts (%)	60	100	150	—	—
- Each performance measure is weighted at 50%. - The combined resulting final payout was 88.5% of target.

See Appendix A for further details regarding the revenue and adjusted EBITDA measures.

The 2022 PSU payouts in early 2023 were based on the same constant currency revenue growth results set forth above with respect to the 2022 Cash Bonus Plan, combined with the adjusted EBITDA results set forth in the above table, resulting in a payout of 88.5% of target.

The performance stock unit awards will vest based on the executive officer’s continued service: 50% of the shares earned vested on February 23, 2023 (following the Committee’s certification of the adjusted payout of shares under the performance metric); 25% of the shares earned will vest on February 23, 2024; and the remaining 25% of the shares earned will vest on February 23, 2025, assuming the executive officer continues to be employed by the Company on those dates, the Committee takes no action to waive the employment requirement, or the executive officer has retired in accordance with the definition of Retirement set forth in Artivion’s PSU grant agreement.

The following table shows the target payout and the adjusted payout of PSUs granted to each NEO based upon the 2022 performance metrics.

2022 Annual Incentive Program (Annual PSU Plan) Actual vs. Target Payout
Executive Officer	Actual Payout (Shares)	Target Payout (Shares)	Payout % of Target (%)
Mackin	42,148	47,627	88.5
Lee	10,122	11,437	88.5
Holloway	7,756	8,767	88.5
Davis	7,630	8,623	88.5
Stanton	7,440	8,406	88.5

2022 Long-Term Incentives – 2022 LTIP PSU and Program Design

As previously discussed, in February 2022, the Committee also decided to award executives the 2022 LTIP PSU, pursuant to the metrics, number of shares, and maximum payouts as set forth above at 28.

For 2022, and as further described under Analysis below, the 2022 LTIP PSU was subject to a single performance measure—constant currency revenue growth in 2022 as compared to 2021. See Appendix A to this Proxy Statement for further details regarding the revenue performance measure.

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The following table provides the 2022 target shares awarded through the 2022 LTIP PSU to the NEOs as approved by the Committee. The target number of shares under the 2022 LTIP PSU was one-third of the target number of shares in the first tranche of the 2019 LTIP (which, again, was completely forfeited as of December 31, 2021).

2022 LTIP PSU Grant Level
Executive Officer	Performance Stock Units(1) (#)
Mackin	20,202
Lee	3,367
Holloway	2,693
Davis	2,693
Stanton	2,693

(1)Reflects the target 2022 LTIP PSU award level. The actual number of shares earned under the 2022 LTIP PSU plan was based on a performance factor determined by the Committee. Actual earned shares cliff vest on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results, whichever is later (determined to be February 23, 2023, the first anniversary of the award date).

Analysis – Plan Payout – 2022 LTIP PSUs Earned

In arriving at its decision in February 2023 to certify the 2022 LTIP PSUs earned by NEOs, the Committee took into consideration the Company’s actual performance results relative to the above-described financial metrics (see page 26). The following table presents the threshold, target, and maximum performance levels associated with threshold, target, and maximum award opportunities, which fall on a sliding scale for the 2022 LTIP PSU award grants. The table also provides the actual performance level for 2022, as certified by the Committee, together with the associated level of shares that were earned.

2022 LTIP PSU Award Actual vs. Threshold/Target/Maximum Performance
Performance Measure	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Payout % of Target (%)
Revenue Growth Rate; Constant Currency (2022 v. 2021)	8.5% growth	9.0% growth	11.0% growth	9.8% growth	140.0
Financial Metric Potential Payouts (%)	10	100	200	—	—

See Appendix A for further details regarding the revenue measure.

The 2022 LTIP PSU payouts in early 2023 were based on actual financial performance results of Artivion relative to the pre-determined goals set forth above, which exceeded the target for payout under the plan. This level of constant currency revenue growth resulted in a payout of 140% of target.

The 2022 LTIP PSU awards vested on February 23, 2023 (following the Committee’s certification of the adjusted payout of shares under the performance metric).

The following table shows the target payout and the adjusted payout of 2022 LTIP PSUs granted to each NEO.

2022 LTIP PSU Award Actual vs. Target Payout
Executive Officer	Actual Payout (Shares)	Target Payout (Shares)	Payout % of Target (%)
Mackin	28,282	20,202	140
Lee	4,713	3,367	140
Holloway	3,770	2,693	140
Davis	3,770	2,693	140
Stanton	3,770	2,693	140

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2022 Annual Target Total Direct Compensation

The Committee believed that the blend of annual salary, cash bonus, stock options, restricted stock units, and PSUs (including the 2022 LTIP PSU) appropriately achieved the performance, stockholder alignment, and retention objectives of Artivion’s compensation program. The Committee believes that the use of multiple award types is a common practice among industry peers and that the use of PSUs creates an even stronger alignment between pay and performance. The Committee believes that, in addition to incenting long-term performance, annual equity awards encourage continuous performance and retention by reflecting Company success (and changes in the stock price) year over year.

The Committee used a value-based approach, rather than number of shares, to determine the size of 2022 annual equity grants, as it believed that such an approach more accurately matched the intended value of the equity and intended compensation. For the 2022 LTIP PSU, the Committee used number of shares for the reasons set forth above at page 26. The Committee applied vesting schedules for the 2022 equity awards that it believes provided the appropriate annual long-term incentive to retain executive officers.

In determining the individual components of the executive officers’ 2022 annual compensation (i.e., salary, target short-term incentive, and annual long-term incentive), the Committee evaluated the resulting target annual total direct compensation against market benchmarks, as set forth below, accounting for the Committee’s desire to have target annual total direct compensation generally within a competitive range of the Company’s peer group median. The following table summarizes the NEOs’ 2022 target annual total direct compensation, the peer group median, and the primary rationale for each NEO’s compensation at the level shown.

Executive Officer	2022 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)	Primary Rationale(3)
Mackin	4,506,524	4,135,000	Within a competitive range of the 50th percentile
Lee	1,460,137	1,370,000	Within a competitive range of the 50th percentile
Holloway	1,130,667	1,115,000	Within a competitive range of the 50th percentile
Davis	1,096,379	1,120,000	Within a competitive range of the 50th percentile
Stanton	1,090,379	1,105,000	Within a competitive range of the 50th percentile

(1)Equity grant value based on a grant date closing stock price of $18.44 for the restricted stock and performance stock units (Annual and 2022 LTIP PSU), as well as a grant date Black-Scholes Option Value of $6.94. Performance stock units are included at target award levels/values.

(2)Based on data provided by Willis Towers Watson in the 2021 Study.

(3)Competitive range for Chief Executive Officer, Chief Financial Officer, and Senior Vice Presidents total direct compensation is intended to be positioned at the market median; however, including the 2022 LTIP PSU grant value, total direct compensation is intended to fall between the market median and 75th percentile, driven by superior performance. Willis Towers Watson provided guidance for compensation for all the NEOs in the 2021 Study.

2019 Long-Term Incentives – Tranche Two of the 2019 LTIP and Program Design

As previously discussed, in February 2019, the Committee approved the 2019 LTIP, a long-term incentive, performance-based equity grant, that included three performance periods, or “tranches,” spanning a total of five years. The second tranche of the 2019 LTIP covered fiscal 2022.

For the second tranche of the 2019 LTIP, and as further described under Analysis below, the 2019 LTIP was subject to a single performance measure—constant currency revenue growth in 2022 as compared to 2021 subject to a gross margin modifier. See Appendix A to this Proxy Statement for further details regarding the revenue performance measure.

The following table provides the target shares awarded through the 2019 LTIP to the NEOs as approved by the Committee. The target number of shares under tranche two of the 2019 LTIP was one-fifth of the target number of shares in all three tranches of the 2019 LTIP.

ARTIVION, INC. | 2023 Proxy Statement	38

Tranche Two of the 2019 LTIP PSU Grant Level
Executive Officer	Performance Stock Units(1) (#)
Mackin	20,202
Lee	3,367
Holloway	2,693
Davis	2,693
Stanton	2,693

(1)Reflects the target tranche two 2019 LTIP award level. The actual number of shares earned under tranche two of the 2019 LTIP was based on a performance factor determined by the Committee. Actual earned shares cliff vested on the fourth anniversary of the original 2019 LTIP award date or the first available date after the Committee certifies the prior year’s financial metric results, whichever is later (determined to be March 1, 2023, the fourth anniversary of the original 2019 LTIP award date).

Analysis – Plan Payout – 2019 LTIP PSUs Earned

In arriving at its decision in February 2023 to certify the tranche two 2019 LTIP PSUs earned by NEOs, the Committee took into consideration the Company’s actual performance results relative to the above-described financial metrics (see page 26). The following table presents the threshold, target, and maximum performance levels associated with threshold, target, and maximum award opportunities, which fall on a sliding scale for the tranche two 2019 LTIP award grants. The table also provides the actual performance level for 2022, as certified by the Committee, together with the associated level of shares that were earned.

Tranche Two of the 2019 LTIP Award Actual vs. Threshold/Target/Maximum Performance
Performance Measure	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Payout % of Target (%)
Revenue Growth Rate; Constant Currency (2022 v. 2021)	8.5% growth	9.0% growth	11.0% growth	9.8% growth	160.0
Financial Metric Potential Payouts (%)	10	100	250	—	—

- The final payout was subject to a gross margin modifier of 85% as a result of the Company’s 2022 gross margin being < 66%

- The resulting final payout was 136.0% of target, except for the Company’s CEO, Mr. Mackin, who is subject to a different payout scale. Mr. Mackin’s final payout was 108.0%

See Appendix A for further details regarding the revenue measure.

The tranche two 2019 LTIP payouts in early 2023 were based on actual financial performance results of Artivion relative to the pre-determined goals set forth above, which exceeded the target for payout under the plan. This level of constant currency revenue growth resulted in a payout of 160% of target for all NEOs except for the Company’s CEO, Mr. Mackin, who is subject to a different payout scale and lower payouts at maximum performance (for Mr. Mackin, the maximum is 166.66% of target). In addition, payouts were subject to an 85% gross margin modifier as a result of the Company failing to achieve a gross margin of at least 66% in fiscal 2022 (the Company’s gross margin was 65%), which resulted in a final payout of 136% for all NEOs except for Mr. Mackin, whose final payout was 108%. Unprecedented levels of inflation primarily drove the Company’s underperformance on gross margin, a factor over which management had no control. Nonetheless, the Committee determined to make no adjustments for inflation, given the plan’s design and that the 2022 LTIP PSU was not subject to a gross margin modifier.

The tranche two 2019 LTIP awards vested on March 1, 2023 (following the Committee’s certification of the adjusted payout of shares under the performance metric).

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The following table shows the target payout and the adjusted payout of 2019 LTIP PSUs granted to each NEO.

Tranche Two of the 2019 LTIP Award Actual vs. Target Payout
Executive Officer	Actual Payout (Shares)	Target Payout (Shares)	Payout % of Target (%)
Mackin	21,818	20,202	108
Lee	4,579	3,367	136
Holloway	3,663	2,693	136
Davis	3,663	2,693	136
Stanton	3,663	2,693	136

November 2022 Acceleration of a Portion of the 2023 Annual Equity Grant

During 2022, the Company faced several unanticipated negative economic and regulatory headwinds, including, but not limited to, the cessation of the Company’s pivotal PROACT Xa clinical trial. Cumulatively, by late-October 2022, these factors had caused a decline in the Company’s stock price, related primarily to factors independent of management’s performance. The Company’s stock price trended similar to those of other medical device companies, particularly small cap medical technology companies such as ours. This decline reduced significantly the retentive value of executives’ equity holdings, which by late-October 2022 had declined by more than 50% since January 2021, with nearly six years of options underwater.

Accordingly, in Q4 2022, as set forth in the 8-K issued by the Company on November 9, 2022, the Committee, based on input from Willis Towers Watson, decided to accelerate into November 2022 a portion of the executives’ 2023 annual equity grant in the form of RSUs and options. The acceleration of the grant was meant to enhance the retentive and motivational impact of the award and to address concerns about executive retention, in light of significant declines in the value of executives’ equity holdings in the Company and the competitive external marketplace for talent at an important time for the Company in terms of execution on its strategy. The November 2022 grant was not intended to be additional compensation for 2022 or to be additive to an executives’ 2023 compensation; nor did it change the performance period for executives’ 2023 compensation, which is still the full 2023 calendar year. It was only intended to be an acceleration of a portion of the fiscal 2023 annual equity grant, the remainder of which would be granted in February 2023 dependent upon share count and business considerations.

The Committee determined to make the remainder, if any, of the annual equity grant in February 2023 as performance shares, consistent with its Compensation Philosophy and prior practices to use three different equity vehicles to incent executive performance and align executives’ interests with those of stockholders. In February 2023, the Committee approved this remainder of the 2023 annual grant in performance shares, with metrics nearly identical to those associated with the February 2022 annual PSU grant, as set forth in the below table. This resulted in, inclusive of the November 2022 grant, 2023 annual executive grants at target within the range of the 50th percentile of updated market/peer references for 2023 executive compensation. As in prior years, the 2023 annual equity grant (inclusive of the November 2022 grant), when combined with a 2023 LTIP PSU identical to the 2022 LTIP PSU and tranche 3 of the 2019 LTIP, gave executives the potential through superior performance to earn equity payouts up to the 75th percentile.

Comparison of 2021 and 2022 Summary Compensation Totals Exclusive of November 2022 Accelerated 2023 Annual Equity Grant
Executive Officer	2021 ($)(1)	2022 ($)(2)
Mackin	4,749,584	4,968,804
Lee	1,526,173	1,580,495
Holloway	1,598,214	1,220,362
Davis	1,145,538	1,185,904
Stanton	947,228	1,180,033

(1)This amount represents the total compensation for 2021 as reported in the Summary Compensation Table on page 44.

(2)This amount represents the total compensation for 2022 as reported in the Summary Compensation Table on page 44, exclusive of the 2023 accelerated annual RSU and options grants. The total grant date fair values of those accelerated 2023 RSU and option grants were as follows: Mr. Mackin’s was $2,580,004; Mr. Lee’s was $809,998; Ms. Holloway’s was $495,000; Mr. Davis’s was $492,001; and Mr. Stanton’s was $428,998.

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2023 Annual Equity Grant Level
Executive Officer	Performance Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock Units(3) (#)
Mackin	39,466	280,435	116,954
Lee	15,072	88,043	36,718
Holloway	8,638	53,804	22,439
Davis	8,571	53,478	22,303
Stanton	7,163	46,630	19,447

(1)Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units is based on performance factors determined by the Committee. Actual earned shares vest 50% on the first anniversary of the award date or the first available date after the Committee certifies the prior year’s financial metric results, whichever is later; 25% on the second anniversary of the award date; and 25% on the third anniversary of the award date.

(2) Stock options vest 1/3 per year beginning on the first anniversary of the grant date.

(3) Restricted stock units cliff vest on the third anniversary of the grant date.

The Company will provide greater detail regarding the 2023 annual equity grant in its 2024 proxy statement.

Equity and Cash Incentive Plans

In May 2015, the stockholders approved certain amendments to the 2009 Equity and Cash Incentive Plan (the “2009 ECIP”) that were recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2015 amendments included new provisions for cash-based incentive payments that were intended to comply with the requirements to be “qualified performance-based compensation” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (as amended, the “Code”). In May 2016, the stockholders approved certain further amendments to the 2009 ECIP that were also recommended by the Board of Directors based on management’s recommendation and in consultation with Willis Towers Watson. The 2016 amendments included a separate, lower cap for awards to individual non-employee directors and a higher annual cap for awards to individual employees. In May 2018, the stockholders approved a proposal for authorization of an additional 1.9 million shares for the 2009 ECIP, which were registered in February 2019. The 2009 ECIP expired May 21, 2021.

At the 2020 Annual Meeting, the stockholders approved the 2020 ECIP and 2,675,000 shares of initial funding. All equity and incentive cash compensation delivered for work or performance in 2022 was issued under the 2020 ECIP.

2022 Deferred Compensation

The Artivion, Inc. Executive Deferred Compensation Plan allows certain key employees of Artivion, including the NEOs, to defer receipt of up to 75% of each of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive officer incentive plan. The plan’s administrative committee, subject to ratification and approval of the Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. For 2022, these percentages ranged from 0 to 75% for each of base salary and commissions and were 0% of the annual cash bonus. Because this plan provides for tax-deferred growth of deferred compensation, it is an incentive that the Company uses to attract and retain executive officer-level talent.

2022 Perquisites

It is Artivion’s policy not to provide perquisites to its executive officers without prior approval of the Committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the NEOs are generally required to reimburse Artivion for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our NEOs receive any perquisites that are not also provided on a non-discriminatory basis to all full-time employees, except for Mr. Mackin, whose compensation is discussed at Employment, Separation and Release, and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the NEOs. In keeping with Artivion’s practice with respect to all full-time employees, NEOs are also eligible to receive certain benefits upon achieving employment milestones, including receiving $5,000 upon reaching 15 years of service with Artivion and $10,000 upon reaching 20 and 25 years of service with Artivion.

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Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

In July 2014, the Board of Directors appointed Mr. Mackin as President and Chief Executive Officer effective September 3, 2014, and Artivion and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). The Mackin Agreement addresses Mr. Mackin’s role and responsibilities as our President and Chief Executive Officer, his rights to compensation and benefits during active employment, and his termination benefits. The Board of Directors determined that it was appropriate to provide Mr. Mackin with an employment agreement due to the Company’s desire to attract and retain high-performing individuals for this role.

The material terms of the Mackin Agreement and his potential termination payments are further described and quantified at Potential Payments Upon Termination or Change of Control – J. Patrick Mackin beginning on page 54.

Employment Agreements with Other Named Executive Officers

Artivion is not party to employment agreements with Messrs. Lee, Davis, or Stanton or with Ms. Holloway that provide any guarantee of employment. They are at-will employees.

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, Artivion entered into change of control agreements with Mr. Lee, Ms. Holloway, and Mr. Davis. In August 2022, Artivion entered into new change of control agreements with Mr. Lee, Ms. Holloway, and Mr. Davis; however, these new agreements contained only minor, non-substantive revisions to reflect Artivion’s rebranding and reincorporation in Delaware. Mr. Mackin’s change of control arrangements are set forth in the Mackin Agreement. The change of control agreements, which automatically renew absent Company action, generally provide that the Company will pay a severance payment if the NEO is terminated by the Company without cause or the NEO terminates his or her own employment for good reason during a period extending from six months before to two years after a change of control of Artivion. This is a “double-trigger” provision that requires not only a change of control of Artivion but also an employment action before payments are required pursuant to the agreements. The Committee approved termination payments under the agreements for certain NEOs based on their officer status and ability to influence decisions regarding whether or not a change of control transaction should be pursued, with Mr. Lee receiving a payment of 2 times base salary and cash bonus plus healthcare coverage and Ms. Holloway and Mr. Davis each receiving a payment of 1.5 times base salary and cash bonus plus healthcare coverage.

Additional Policies and Practices

Clawback Policy

Artivion has a standalone Clawback Policy that requires the Company to recover excess incentive compensation—in cash bonus or equity form—that was paid to any current or former officer during the three fiscal years prior to a material accounting restatement of the Company’s financial statements as a result of noncompliance with any financial reporting requirement under federal securities law, unless the Committee determines that the cost of recovery exceeds the amount to be recovered. The Clawback Policy does not require fault or negligence on the part of the officer for the clawback to occur.

Additionally, Mr. Mackin, under the Mackin agreement, also must repay any portion of severance payments he has received from the Company if he fails to comply with certain post-employment protective covenants.

Stock Ownership Guidelines

Artivion maintains stock ownership guidelines for executive officers that have been recommended and approved by the Committee, along with the Corporate Governance Committee, and approved by the Board of Directors. The current stock ownership guidelines were adopted in November 2015 and require the following stock ownership requirements:

a.Section 16 Officers: Each Section 16 officer of the Company shall continuously hold a value of the Company’s common stock equal to the value of a multiple of that officer’s then-current base salary at Artivion. The multiples applicable to such officers are as follows:

ARTIVION, INC. | 2023 Proxy Statement	42

i.Chief Executive Officer and President: 4 times base salary;

ii.Executive Vice Presidents and Senior Vice Presidents: 2 times base salary; and

iii.All other Section 16 officers: 1 times base salary.

b.Retention requirements: Each Section 16 Officer who has not yet acquired ownership of the required value of common stock set forth above must retain at least 50% of the net number of shares acquired upon the exercise of any employee stock option or the vesting of any performance shares, restricted stock, or restricted stock units (the net number of shares acquired shall be the number of shares remaining after shares are tendered, sold, or netted to pay any applicable exercise price and withholding taxes).

c.Waivers: The Chairs of the Committee and the Corporate Governance Committee shall have the authority to grant waivers from these stock ownership requirements in compelling circumstances such as undue hardship.

d. Qualifying shares: For purposes of satisfying these stock ownership requirements, the following shall be included: shares owned directly or indirectly (1) through a stock purchase plan sponsored by the Company; (2) by the person’s spouse; (3) in a revocable trust of which the person or the person’s spouse is the trustee; (4) any other shares related to or underlying vested or unvested restricted stock awards and performance share awards (after performance metric has been certified); or (5) vested restricted stock units and vested PSUs (at actual, earned levels and only if and to the extent that any applicable performance criteria have been satisfied). It shall not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options or unvested PSUs whose performance metric requirements were not met.

These guidelines became effective for all currently employed NEOs on November 17, 2015. As shown in the below table, as of March 22, 2023, all of our NEOs are in compliance with the guidelines, except for Mr. Stanton whose employment with the Company began in March 2021. Mr. Stanton is expected to meet the guidelines within the next year.

Executive Officer Stock Ownership
Executive Officer	2022 Base Salary ($)(1)	Multiple	Required Value ($)	Owned Shares(2)	Value of Owned Shares(3)
Mackin	$749,632	4x	$2,998,528	521,704	6,182,190
Lee	$478,344	2x	$956,688	362,574	4,296,496
Holloway	$397,338	2x	$794,676	127,767	1,514,044
Davis	$379,813	2x	$759,626	123,262	1,460,652
Stanton	$384,216	2x	$768,432	48,358	573,045

(1)This amount represents the base salary as reported in the Summary Compensation Table on page 44.

(2)Amount includes: (1) shares held of record by the spouses of executive officers and directors as of March 22, 2023; and (2) shares of unvested restricted common stock subject to forfeiture held as of March 22, 2023. This amount does not include unexercised stock options or shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023.

(3)Based on the closing price of the Company’s common stock on the NYSE on March 22, 2023 of $11.85.

Anti-Hedging Policy

All Artivion employees, including NEOs, are expressly prohibited in the Artivion, Inc. Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”), which is available for review at https://investors.artivion.com/corporate-governance/cryolifes-code-conduct, from engaging in derivative securities or hedging transactions with respect to the Company’s securities. Specifically, NEOs are prohibited from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities, including but not limited to prepaid variable contracts, equity swaps, collars, and exchange funds. Stock options, stock appreciation rights, and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition.

Furthermore, short sales, which are the sale of a security that must be borrowed to make delivery, and “selling short against the box,” which is transacting a sale with a delayed delivery, are prohibited with respect to Company securities under the Insider Trading Policy and NEOs may not engage in such transactions.

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Equity Grants and Inside Information

The Committee generally adheres to a policy that the Company will not make equity grants at times when insiders, which includes members of the Committee, are in possession of material, non-public information, including during regular financial blackout periods. If the Committee approves the grant of equity at such times, it is the Committee’s general policy to delay the grant and pricing of the option and/or issuance of the awarded equity until two full trading days after the public dissemination of all such material, non-public information.

Tax Impact of Compensation Decisions

Section 162(m)

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) places a limit of $1 million per year on the amount of compensation paid to certain of our executive officers that is deductible by the Company for federal income tax purposes. Following changes to the law in 2018, Section 162(m) no longer contains an exception for “performance-based” compensation for arrangements that are not considered “grandfathered.” The Committee makes compensation decisions as appropriate to implement the Company’s Compensation Philosophy, with tax factors (including deductibility to the Company under Section 162(m)) being only one of many factors considered in implementing Compensation Philosophy.

Section 409A

Since Section 409A of the Code, which deals with deferred compensation arrangements, was enacted, the Committee’s policy has been to structure all executive officer compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that executive officers do not have to pay additional tax and Artivion does not incur additional withholding obligations. The Committee intends to continue this practice.

Forward-Looking Statements

Statements made in this Proxy Statement that look forward in time or that express management’s beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the Committee and/or Board of Directors related to compensation decisions and expectations that certain performance targets for management are achievable. These future events may not occur as and when expected, if at all, and, together with the Company’s business, are subject to various risks and uncertainties. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the Company’s business, see the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 at page A-1. The Company assumes no obligation, and expressly disclaims any duty, to update publicly any such forward-looking statements, whether as a result of new information, future event, or otherwise.

Report of the Compensation Committee

The Committee reviewed and discussed the Compensation Discussion and Analysis with management. In reliance on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Artivion’s 2023 Proxy Statement on Schedule 14A, for filing with the SEC.

Compensation Committee
DANIEL J. BEVEVINO, CHAIR
JAMES W. BULLOCK
ANTHONY B. SEMEDO

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to each of the Named Executive Officers — Mr. Mackin, our Chief Executive Officer; Mr. Lee, our Chief Financial Officer; and Ms. Holloway and Messrs. Davis and Stanton, who were the three most highly compensated of the other executive officers of Artivion employed at the end of fiscal 2022.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen- sation(6) ($)	Total(7) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. Patrick Mackin, Chairman, President and Chief Executive Officer	2022	749,632	—	3,751,480	2,168,245	835,090	—	44,361	7,548,808
	2021	727,798	79,985	2,273,674	824,838	799,850	—	43,439	4,749,584
	2020	605,796	441,625	1,577,937	745,597	—	—	44,503	3,415,458
D. Ashley Lee, Executive Vice President, Chief Financial Officer, and Chief Operating Officer	2022	478,344	—	949,165	615,900	319,725	—	27,359	2,390,493
	2021	464,412	30,623	496,448	194,261	306,233	—	34,196	1,526,173
	2020	384,019	169,082	421,465	183,332	—	—	25,976	1,183,874

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer	2022	397,337	—	669,471	409,167	221,317	—	18,070	1,715,362
	2021	385,765	21,198	786,827	169,759	211,978	—	22,687	1,598,214
	2020	318,987	117,040	338,820	146,664	—	—	40,231	961,742

John E. Davis, Senior Vice President, Global Sales and Marketing	2022	379,812	—	662,992	405,000	211,556	—	18,545	1,677,905
	2021	368,750	20,263	385,958	150,011	202,628	—	17,928	1,145,538
	2020	306,942	111,878	323,906	140,003	—	—	17,572	900,301
Marshall S. Stanton, Senior Vice President, Clinical Research and Chief Medical Officer	2022	384,216	—	623,985	369,500	214,008	—	17,322	1,609,031
	2021	295,673	16,880	449,530	—	168,802	—	16,343	947,228

(1)For 2022, the amount represents the base salary as approved in February 2022. Mr. Stanton’s base salary for 2021 is prorated based on the term of his employment. For 2020, the amount represents the base salary as approved in February 2020 and later reduced to 2019 base salary levels for a seven-month period and again reduced by 25% for a six-month period (which was replaced by phantom stock).

(2)For 2022 and 2021, amounts represent the personal performance component of the annual award paid pursuant to the applicable short-term incentive plan for that year and the 2020 ECIP. For 2020, amounts represent the entire annual cash bonus award paid pursuant to the applicable short-term incentive plan and the 2009 ECIP. Amounts include all additional or discretionary cash bonuses paid during the applicable year, if any. Mr. Stanton’s cash bonus for 2021 is prorated based on the term of his employment.

(3)Amount reflects the aggregate grant date fair value of restricted stock and performance stock unit awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with Artivion’s Annual Report on Form 10-K for the year ended December 31, 2022 for assumptions we used in valuing these awards. The annual PSU awards paid out at 88.5% of target, the 2022 LTIP PSU awards paid out at 140% of target, and the tranche 2 of the 2019 LTIP awards paid out at 136% of target, except for Mr. Mackin, whose award paid out at 108% of target. If the 2022 performance-based shares (i.e., the 2022 annual PSU and 2022 LTIP PSU) were awarded at maximum payouts, it would change the stock awards to the following amounts: for Mr. Mackin $4,515,164; for Mr. Lee $1,116,130; for Ms. Holloway $798,744; for Mr. Davis $790,606; and for Mr. Stanton $749,100. For 2022, and for the reasons described on page 39, the amounts include a 2023 annual RSU grant that was accelerated to November 2022. The grant date fair values of those accelerated 2023 RSU grants were as follows: Mr. Mackin’s was $1,290,003; Mr. Lee’s was $405,000; Ms. Holloway’s was $247,502; Mr. Davis’s was $246,002; and Mr. Stanton’s was $214,500.

(4) Amount reflects the aggregate grant date fair value of stock option awards as calculated in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with Artivion’s Annual Report on Form 10-K for the year ended December 31, 2022 for assumptions we used in valuing the stock option awards. For 2022, and for the reasons described on page 39, the amounts include a 2023 annual option grant that was accelerated to November 2022. The grant date fair values of those accelerated 2023 option grants were as follows: Mr. Mackin’s was $1,290,000; Mr. Lee’s was $405,000; Ms. Holloway’s was $247,500; Mr. Davis’s was $246,000; and Mr. Stanton’s was $214,500.

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(5)For 2022, the amounts represent the revenue performance components of the awards earned pursuant to the applicable short-term incentive plan. For 2021, the amounts represent the non-financial and revenue performance components of the awards earned pursuant to the applicable short-term incentive plan. For 2020, the amounts represent the revenue and adjusted net income performance components of the awards earned pursuant to the applicable short-term incentive plan. Mr. Stanton’s cash bonus for 2021 is prorated based on the term of his employment.

(6)The amounts in this column include matching contributions and true-ups under the Company’s 401(k) plan, reimbursement of club dues, and disability insurance premiums for Named Executive Officers. Fiscal 2020 amounts also include for Mr. Mackin, an $18,000 auto allowance and for Ms. Holloway, a $20,813 relocation allowance. Fiscal 2021 amounts also include for Mr. Mackin, an $18,004 auto allowance and for Mr. Stanton, a $3,496 relocation allowance. Fiscal 2022 amounts also include for Mr. Mackin, an $18,000 auto allowance.

(7) For 2022, and for the reasons described on page 39, the total amounts include a portion of the 2023 annual equity grant accelerated to November 2022, split equally between RSUs and options. The total grant date fair values of those accelerated 2023 RSU and option grants were as follows: Mr. Mackin’s was $2,580,004; Mr. Lee’s was $809,998; Ms. Holloway’s was $495,000; Mr. Davis’s was $492,001; and Mr. Stanton’s was $428,998. The NEOs total 2022 compensation, exclusive of the 2023 accelerated annual RSU and options grants was as follows: Mr. Mackin’s was $4,968,804; Mr. Lee’s was $1,580,495; Ms. Holloway’s was $1,220,362; Mr. Davis’s was $1,185,904; and Mr. Stanton’s was $1,180,033.

ARTIVION, INC. | 2023 Proxy Statement	46

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Committ- ee Action Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
J. Patrick Mackin	2/23/22	449,779	749,632	1,499,264
	2/23/22							47,627				878,242
	11/8/22							116,954				1,290,003
	2/23/22								126,546	18.44	18.44	878,229
	11/8/22								280,435	11.03	11.03	1,290,001
	2/23/22(2)				28,576	47,627	71,441					878,242
	2/23/22(5)				2,020	20,202	40,404					372,525
D. Ashley Lee	2/23/22	172,204	287,006	574,012
	2/23/22							11,437				210,898
	11/8/22							36,718				405,000
	2/23/22								30,389	18.44	18.44	210,900
	11/8/22								88,043	11.03	11.03	404,998
	2/23/22(2)				6,862	11,437	17,156					210,898
	2/23/22(5)				337	3,367	6,734					62,087
Jean F. Holloway	2/23/22	119,201	198,669	397,338
	2/23/22							8,767				161,663
	11/8/22							22,439				247,502
	2/23/22								23,295	18.44	18.44	161,667
	11/8/22								53,804	11.03	11.03	247,498
	2/23/22(2)				5,260	8,767	13,151					161,663
	2/23/22(5)				269	2,693	5,386					49,659
John E. Davis	2/23/22	113,944	189,907	379,814
	2/23/22							8,623				159,008
	11/8/22							22,303				246,002
	2/23/22								22,911	18.44	18.44	159,002
	11/8/22								53,478	11.03	11.03	245,999
	2/23/22(2)				5,174	8,623	12,935					159,008
	2/23/22(5)				269	2,693	5,386					49,659
Marshall S. Stanton	2/23/22	115,265	192,108	384,216
	2/23/22							8,406				155,007
	11/8/22							19,447				214,500
	2/23/22								22,334	18.44	18.44	154,998
	11/8/22								46,630	11.03	11.03	214,498
	2/23/22(2)				5,044	8,406	12,609					155,007
	2/23/22(5)				269	2,693	5,386					49,659

(1)These columns represent the awards granted to Named Executive Officers in February 2022 under our 2022 short-term incentive program (the Cash Bonus Plan) using the metrics of the 2022 Cash Bonus Plan approved by the Committee. Threshold for constant currency revenue growth is 4.0%, which pays out at 60% of target. The personal performance modifier was designed to increase an award by 20%. The total cash bonus payout is capped at 200% of target. The threshold is calculated at target personal performance (no modifier up or down). While this table reflects the grant date value of the awards, the Committee adjusted the cash bonus program payout to 111.4% of target for all executive officers based on Company performance.

(2)These rows represent awards of performance stock units to our Named Executive Officers pursuant to the 2020 ECIP. Threshold for (i) the revenue component is 4.0% constant currency growth, which pays out at 60% of target and (ii) the adjusted EBITDA component is $38,138,000, which pays out at 60% of target, each weighted at 50%, resulting in a combined threshold payout at 60% of target. The total PSU bonus payout is capped at 150% of target. In regard to the annual PSU awards, granted February 23, 2022, shares earned pursuant to this grant and its requisite performance metrics, 50% vested on the first anniversary of the grant date or the first available grant date following the Committee’s certification of the 2022 financial performance, whichever is later (for the 2022 award, 50% vested on February 23, 2023, the first anniversary of the grant date following the Committee’s certification), 25% will vest on the

ARTIVION, INC. | 2023 Proxy Statement	47

second anniversary of the grant date, and 25% will vest on the third anniversary, assuming continuous employment through the vesting date. While this table reflects the grant date value of the awards, the Committee adjusted the 2022 annual PSU award payouts to be awarded at 88.5% of target based on Company performance.

(3)For the reasons described on page 39, this column includes a 2023 annual RSU grant that was accelerated to November 2022.

(4)This column represents awards of stock options pursuant to the 2020 ECIP. One-third of the shares became exercisable on the first anniversary of the grant date, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares are exercisable on the third anniversary of the grant date, assuming continuous employment through the vesting date. For the February 2022 grant, the exercise price of $18.44 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, February 23, 2022, and the value of the options is based on an option value of $6.94. For the reasons described on page 39, this column includes a 2023 annual option grant that was accelerated to November 2022. For the November 2022 grant, the exercise price of $11.03 per share is equal to the closing price of our common stock on the NYSE on the date of issuance, November 8, 2022, and the value of the options is based on an option value of $4.60. These options have a seven-year term.

(5)These rows include the 2022 LTIP PSU granted to our NEOs on February 23, 2022. Threshold for the constant currency revenue component is 8.5% growth, which pays out at 10% of target. The total 2022 LTIP PSU bonus payout is capped at 200% of target. In regard to the 2022 LTIP PSU awards, granted February 23, 2022, shares earned pursuant to this grant and its requisite performance metrics cliff vest on the first anniversary of the grant date or the first available grant date following the Committee’s certification of the 2022 financial performance, whichever is later (for the 2022 awards, this was February 23,2023, the first anniversary of the grant date following the Committee’s certification). While this table reflects the grant date value of the awards, the Committee adjusted the 2022 LTIP PSU award payouts to be at 140% of target based on Company performance.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity Awards

Equity awards, including long-term performance annual awards, granted in fiscal 2022 to our Named Executive Officers were subject to the terms of the 2020 ECIP and the equity grant agreements.

Actual Cash Compensation in Proportion to Target Total Direct Compensation

Salary (actual as paid) and Bonus Payouts (as adjusted and paid) in Proportion to Target Total Direct Compensation
Executive Officer	% Salary	Short-Term Incentive (Cash Bonus)
		% Bonus(1)	% Non-Equity Incentive Plan(2)
J. Patrick Mackin	16.6	0.0	18.5
D. Ashley Lee	32.8	0.0	21.9
Jean F. Holloway	35.1	0.0	19.6
John E. Davis	34.6	0.0	19.3
Marshall S. Stanton	35.2	0.0	19.6

(1)Consistent with the Summary Compensation Table on page 44, the Bonus represents the personal performance component of the annual award paid pursuant to the short-term incentive plan.

(2) Amounts represent the constant currency revenue performance component of the awards earned pursuant to the applicable short-term incentive plan and the 2020 ECIP.

ARTIVION, INC. | 2023 Proxy Statement	48

Outstanding Equity Awards on December 31, 2022(*)

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
J. Patrick Mackin	65,549		10.24	2/19/2023
	59,225		16.30	2/21/2024
	75,615		21.55	3/12/2025
	61,842		29.62	3/5/2026
	57,531	28,765(1)	26.24	2/19/2027
	31,173	62,346(2)	24.90	2/17/2028
		126,546(3)	18.44	2/23/2029
		280,435(4)	11.03	11/8/2029
					42,020(5)	509,282
					28,415(6)	344,390
					7,103(7)	86,088
					33,125(8)	401,475
					18,202(9)	220,608
					47,627(11)	577,239
					42,150(12)	510,858
					28,283(13)	342,790
					116,954(14)	1,417,482

D. Ashley Lee	36,822		10.24	2/19/2023
	25,665		16.30	2/21/2024
	21,877		21.55	3/12/2025
	15,257		29.62	3/5/2026
	14,146	7,073(1)	26.24	2/19/2027
	7,342	14,683(2)	24.90	2/17/2028
		30,389(3)	18.44	2/23/2029
		88,043(4)	11.03	11/8/2029
					7,946(5)	96,306
					6,987(6)	84,682
					1,746(7)	21,162
					7,801(8)	94,548
					4,286(9)	51,946
					11,437(11)	138,616
					10,122(12)	122,679
					4,714(13)	57,134
					36,718(14)	445,022

Jean F. Holloway	21,229		16.30	2/21/2024
	19,092		21.55	3/12/2025
	12,787		29.62	3/5/2026
	11,317	5,658(1)	26.24	2/19/2027
	6,416	12,831(2)	24.90	2/17/2028
		23,295(3)	18.44	2/23/2029
		53,804(4)	11.03	11/8/2029
					6,357(5)	77,047
					5,589(6)	67,739
					1,397(7)	16,932
					6,817(8)	82,622
					3,746(9)	45,389
					9,638(10)	116,813
					8,767(11)	106,256
					7,759(12)	94,039
					3,770(13)	45,692
					22,439(14)	271,961

ARTIVION, INC. | 2023 Proxy Statement	49

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
John E. Davis	8,745		10.24	2/19/2023
	13,562		16.30	2/21/2024
	15,910		21.55	3/12/2025
	12,787		29.62	3/5/2026
	5,401	5,401(1)	26.24	2/19/2027
	5,670	11,338(2)	24.90	2/17/2028
		22,911(3)	18.44	2/23/2029
		53,478(4)	11.03	11/8/2029
					6,357(5)	77,047
					5,335(6)	64,660
					1,333(7)	16,156
					6,024(8)	73,011
					3,310(9) 8,623(11)	40,117 104,511
					7,631(12)	92,488
					3,770(13)	45,692
					22,303(14)	270,312

Marshall S. Stanton		22,334(3)	18.44	2/23/2029
		46,630(4)	11.03	11/8/2029
					6,357(5)	77,047
					8,406(11)	101,881
					7,439(12)	90,161
					3,770(13)	45,692
					19,447(14)	235,698
					8,511(15)	173,199

* All values in this table are based on the closing price of the Company’s common stock on the NYSE on December 30, 2022 (the last trading day of 2022) of $12.12.

ARTIVION, INC. | 2023 Proxy Statement	50

Type of Grant		Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Service-based stock options	2/19/2020	33 1/3% per year	2/19/2021 2/19/2022 2/19/2023	Continued employment through vesting date required.
(2)	Service-based stock options	2/17/2021	33 1/3% per year	2/17/2022 2/17/2023 2/17/2024	Continued employment through vesting date required.
(3)	Service-based stock options	2/23/2022	33 1/3% per year	2/23/2023 2/23/2024 2/23/2025	Continued employment through vesting date required.
(4)	Service-based stock options	11/8/2022	33 1/3% per year	11/8/2023 11/8/2024 11/8/2025	Continued employment through vesting date required.
(5)	5-Year LTIP	3/1/2019

•60% paid in three tranches

oFirst Tranche – of this portion, 55.5% on third anniversary of performance period, upon certification of financial performance

oSecond Tranche – of this portion, 22.25% on fourth anniversary of performance period

oThird Tranche – of this portion, 22.25% on fifth anniversary of performance period

				Upon performance certification for FY 2022	Number of shares based on certification of performance for fiscal years 2019-2021. This portion of the LTIP, representing 60% of the entire award, was entirely forfeited.
				1/1/2023	Number of shares based on certification of performance for fiscal years 2019-2021. This portion of the LTIP, representing 60% of the entire award, was entirely forfeited.
				1/1/2024	Number of shares based on certification of performance for fiscal years 2019-2021. This portion of the LTIP, representing 60% of the entire award, was entirely forfeited.
			•20% on fourth anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2023	Number of shares based on certification of performance for fiscal 2022, which the Compensation Committee will certify in Spring 2023. Continued employment through vesting date required.
			•20% on fifth anniversary of performance period, upon certification of financial performance	Upon performance certification for FY 2024	Number of shares based on certification of performance for fiscal 2023, which the Compensation Committee will certify in Spring 2024. Continued employment through vesting date required.
(6)	Service-based restricted stock award	2/19/2020	100% cliff vesting	2/19/2023	Continued employment through vesting date required.
(7)	Performance stock units	2/19/2020	•50% on first anniversary of grant date, following certification of financial performance •25% on second anniversary of grant date •25% on third anniversary of grant date	2/19/2021 2/19/2022 2/19/2023

Number of shares based on certification of performance metrics for fiscal 2020, which the Compensation Committee determined in February 2021, and then as later adjusted by the Compensation Committee. Number of shares shown reflects the total number of shares awarded (100% of target) pursuant to the performance metric. Number of shares shown reflects the total number of shares remaining unvested after the first tranche vested on 2/19/2021.

Continued employment through vesting date required.

(8)	Service-based restricted stock award	2/17/2021	100% cliff vesting	2/17/2024	Continued employment through vesting date required.
(9)	Performance stock units	2/17/2021	•50% on first anniversary of grant date, following certification of financial performance •25% on second anniversary of grant date •25% on third anniversary of grant date	2/17/2022 2/17/2023 2/17/2024

Number of shares based on certification of performance metrics for fiscal 2021, which the Compensation Committee determined in February 2022 (as described further above within the Compensation Discussion and Analysis). Number of shares shown reflects the total number of shares awarded (109.9% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2021. The first tranche of earned shares vested on 2/17/2022.

Continued employment through vesting date required.

ARTIVION, INC. | 2023 Proxy Statement	51

Type of Grant		Grant Date	Vesting Rate	Vesting Dates	Conditions
(10)	Service-based restricted stock (one-time retention grant)	2/17/2021	33 1/3% per year	2/17/2022 2/17/2023 2/17/2024

Number of shares shown reflects the total number of shares awarded, as none of the shares had time-vested as of 12/31/2021. The first tranche of shares vested on 2/17/2022. Under the terms of the grant agreement, Ms. Holloway’s retention grant will continue to vest one-third each year even if she leaves the Company by reason of death, disability, or retirement as an attorney in the medical device industry.

(11)	Service-based restricted stock unit award	2/23/2022	100% cliff vesting	2/23/2025	Continued employment through vesting date required.
(12)	Performance stock units	2/23/2022	•50% on first anniversary of grant date, following certification of financial performance •25% on second anniversary of grant date •25% on third anniversary of grant date	2/23/2023 2/23/2024 2/23/2025

Number of shares based on certification of performance metrics for fiscal 2022, which the Compensation Committee determined in February 2023 (as described further above within the Compensation Discussion and Analysis). Number of shares shown reflects the total number of shares awarded (88.5% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2022. The first tranche of earned shares vested on 2/23/2023.

Continued employment through vesting date required.

(13)	Performance stock units (2022 LTIP PSU)	2/23/2022	100% cliff vesting	2/23/2023

Number of shares based on certification of performance metrics for fiscal 2022, which the Compensation Committee determined in February 2023 (as described further above within the Compensation Discussion and Analysis). Number of shares shown reflects the total number of shares awarded (140% of target) pursuant to the performance metric, as none of the shares had time-vested as of 12/31/2022. All earned shares vested on 2/23/2023.

(14)	Service-based restricted stock unit award	11/8/2022	100% cliff vesting	11/8/2025	Continued employment through vesting date required.
(15)	Service-based restricted stock (new-hire grant)	3/16/2021	33 1/3% per year	3/16/2022 3/16/2023 3/16/2024	Continued employment through vesting dates required.

ARTIVION, INC. | 2023 Proxy Statement	52

Option Exercises and Stock Vested(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	42,553	287,729	78,031	1,488,355
D. Ashley Lee	—	—	17,133	330,123
Jean F. Holloway	—	—	19,113	359,854
John E. Davis	—	—	13,794	266,756
Marshall S. Stanton	—	—	2,603	45,553

(1)This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2022.

(2)Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise without regard to any proceeds that may have been received upon any sale of the underlying shares.

(3)Value Realized on Vesting is equal to the number of shares acquired multiplied by the closing share price on the NYSE on the date of vesting, without regard to any proceeds that may have been received upon any sale of the underlying shares.

Nonqualified Deferred Compensation

The Artivion, Inc. Executive Deferred Compensation Plan allows certain key employees of Artivion, including the Named Executive Officers, to defer receipt of some or all of their salaries, commissions, and/or the cash portion of any bonus awarded pursuant to the short-term executive officer incentive plan. The plan’s administrative committee, subject to ratification and approval of the Compensation Committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages ranged from 0 to 75% for base salary and commissions and were 0% for the annual cash bonus for 2022. Plan participants may establish their respective deferral amounts for their base salaries and commissions prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, Artivion agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement, or termination. Plan participants may elect to receive the distribution in a lump sum or in annual installments of up to 15 years, or via a combination thereof upon death, disability, or retirement. Also, a plan participant may elect to receive distributions while still employed by Artivion if at least two years have elapsed from the plan year in which the deferred amounts would have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by Artivion, and distributions made pursuant to termination, will be paid in a lump sum to the plan participant. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under Artivion’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times.

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each Named Executive Officer.

Name	Executive Officer Contributions in Fiscal 2022(1) ($)	Company Contributions in Fiscal 2022 ($)	Aggregate Earnings in Fiscal 2022(2) ($)	Aggregate Withdrawals and Distributions in Fiscal 2022 ($)	Aggregate Balance at December 31, 2022(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	—	—	—	—	—
D. Ashley Lee	24,837	—	(101,923)	213,740	366,930
Jean F. Holloway	—	—	(132,391)	—	1,241,442
John E. Davis	—	—	(89,000)	—	383,114
Marshall S. Stanton	—	—	—	—	—

ARTIVION, INC. | 2023 Proxy Statement	53

(1)Contributions to the deferred compensation plan that relate to an executive officer’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary” and “Bonus” columns, as applicable, of the Summary Compensation Table for fiscal 2022 on page 44.

(2)A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2022 on page 44.

(3)Amounts shown include the executive officer’s contributions, withdrawals, and associated hypothetical gains/losses during 2022, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary” and “Bonus” columns, as applicable, of the Summary Compensation Table of prior year Company Proxy Statements, if the individuals were listed as Named Executive Officers in those prior year periods. The total year prior contributions to the Executive Deferred Compensation Plan are as noted in the table below.

Name	Amount Previously Reported ($)
J. Patrick Mackin	—
D. Ashley Lee	657,756
Jean F. Holloway	1,373,833
John E. Davis	472,114
Marshall S. Stanton	—

Investment Options Provided and Associated Return Rates
Investment Option	Annual Return for FY 2022
Equity Income Division	(2.07)
LargeCap S&P 500 Index Division 2, 12	4.61
LargeCap Growth I Division 14, 15	9.63
American Century VP Mid Cap Value Division 1	(0.90)
Vanguard VIF Mid Cap Index Division 1, 2, 17	1.31
Fidelity VIP MidCap Division 1	0.87
Franklin Small Cap Value VIP Division 1, 4	0.56
Calvert VP Russell 2000 Small Cap Index Division 1, 2	1.20
ClearBridge Variable Small Cap Growth Division	4.04
Real Estate Securities Division 13	(0.53)
American Funds Insurance Series New World Fund Division	3.32
Principal LifeTime Strategic Income Division 5, 6, 7, 8, 9, 10	2.27
Principal LifeTime 2010 Division 5, 6, 7, 8, 9, 10	2.31
Principal LifeTime 2020 Division 5, 6, 7, 8, 9, 10	2.50
Principal LifeTime 2030 Division 5, 6, 7, 8, 9, 10	2.82
Principal LifeTime 2040 Division 5, 6, 7, 8, 9, 10	3.08
Principal LifeTime 2050 Division 5, 6, 7, 8, 9, 10	3.22
Principal LifeTime 2060 Division	3.17
Fidelity VIP Government Money Market Division	0.92
PIMCO VIT High Yield Division	1.83
PIMCO VIT Total Return Division	1.63

ARTIVION, INC. | 2023 Proxy Statement	54

Potential Payments Upon Termination or Change of Control

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the Named Executive Officers in the event of specified terminations of their employment or upon a change of control of Artivion.

Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin.

Pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon the termination of his employment, other than termination for cause or voluntary termination without good reason.

The Mackin Agreement has an initial term of three years following the effective date, extended by one day for each day beginning on the second anniversary of the effective date such that it will remain a one-year term. The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Compensation Committee consistent with those provided to similarly situated Artivion executive officers and in accordance with Artivion’s plans and applicable award agreements. Benefits currently include participation in Artivion’s plan-based awards with other Artivion executive officers for performance stock units, stock options, and restricted stock subject to continued employment and achievement of corporate and Board of Directors objectives set by the Compensation Committee.

The Mackin Agreement provides for an initial target cash bonus of 60% of base salary, a $200,000 signing bonus and new hire grants of options to purchase 400,000 shares of Company common stock, and a performance share grant with respect to 250,000 shares of Company common stock, the performance metric thereto having been determined satisfied by the Compensation Committee as of December 31, 2015. In the event Mr. Mackin’s employment is terminated without cause or Mr. Mackin resigns for good reason, he is entitled to a cash severance payment of 1.5 times the sum of his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded) paid in regular payroll installments over 18 months plus continued Company medical coverage for the same period. If Mr. Mackin’s employment is terminated without cause, or Mr. Mackin resigns for good reason during the period beginning six months prior to and ending two years following a change of control of the Company, Mr. Mackin is entitled to receive a termination payment, in lieu of the severance described in the prior sentence, of 2.5 times the sum of his base salary and annual cash bonus for the year of termination (or the prior year bonus if termination is prior to the date bonuses are awarded), paid in a lump sum. The agreement also includes various post-employment prohibitions regarding competing with us, soliciting our employees and customers, and disclosing our confidential information.

For purposes of the Mackin Agreement, “cause” generally means (i) an intentional act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive officer’s employment, (ii) intentional damage of Company assets, (iii) intentional disclosure of Company confidential information contrary to the Company’s policies, (iv) material breach of the executive officer’s obligations under the agreement, (v) intentional engagement by the executive officer in any activity that would constitute a breach of his duty of loyalty or of his assigned duties, (vi) intentional breach by the executive officer of any Company policies or procedures, (vii) willful and continued failure by the executive officer to perform his assigned duties, other than as a result of incapacity due to physical or mental illness, (viii) executive officer is prevented from performing certain duties contemplated by the agreement by reason of an agreement with a prior employer, or (ix) willful conduct by the executive officer that is demonstrably and materially injurious to the Company, monetarily or otherwise.

For purposes of the Mackin Agreement, “good reason” generally means (i) the assignment to the executive officer, without his consent, of any duties materially inconsistent with his position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive officer’s reporting requirements that would cause him to report to an executive officer who is junior in seniority to the executive officer to whom he previously reported, (ii) requiring the executive officer to be based other than within 25 miles of Company headquarters as of the effective date, or (iii) any other action that results in a material diminution in his position, authority, duties, responsibilities, or aggregate base salary and cash bonus.

ARTIVION, INC. | 2023 Proxy Statement	55

Change of Control Agreements with Other Named Executive Officers

On November 21, 2016, Artivion entered into change of control agreements with each of Messrs. Lee and Davis and Ms. Holloway. In August 2022, Artivion entered into new change of control agreements with Mr. Lee, Ms. Holloway, and Mr. Davis; however, these new agreements contained only minor, non-substantive revisions to reflect Artivion’s rebranding and reincorporation in Delaware. The change of control agreements provide that the Company will pay severance payments if Messrs. Lee or Davis or Ms. Holloway are terminated by the Company without cause or if s/he terminates the employment for good reason during a period extending from six months before to two years after a change of control of Artivion. This is a “double trigger” provision that requires not only a change of control of Artivion but also an adverse employment action.

Terms of the Change of Control Agreements

•The current term of the agreement for each of Messrs. Lee and Davis and Ms. Holloway ends December 31, 2022. Each of these agreements will automatically renew at the end of the term and every year thereafter, for an additional one-year term, unless Artivion provides notice at least 30 days prior to the end of the then-current term that the agreement will not be extended.

•The severance payment is an amount equal to 2 times for Mr. Lee and 1.5 times for each of Ms. Holloway and Mr. Davis the sum of the executive officer’s base salary as of the date of termination and his or her bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The agreements also provide for 18 months of medical coverage.

•Change of control, as defined in the agreement, means a change in the ownership of Artivion, a change in the effective control of Artivion, or a change in the ownership of a substantial portion of the assets of Artivion. Specifically, any of the following types of events would constitute a change of control under the agreements:

oAny person, including a syndicate or group, acquires ownership of Artivion stock that, taken together with Artivion stock held by such person or group, constitutes more than 50% of the total voting power of the stock of Artivion;

oAny person, including a syndicate or group, acquires ownership of stock of Artivion possessing 30% or more of the total voting power of Artivion stock;

oA majority of the members of Artivion’s Board of Directors are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of appointment or election; and

oAny person, including a syndicate or group, acquires assets from Artivion that have a total gross fair market value equal to more than 40% of the total gross fair market value of all Artivion assets immediately prior to such acquisition.

•The agreements are not employment agreements and each respective officer’s employment is “at will.”

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive officer’s employment for “cause,” which means:

•An act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive officer’s employment with Artivion;

•Intentional or grossly negligent damage by the executive officer to Artivion assets;

•Intentional or grossly negligent disclosure by the executive officer of Artivion’s confidential information contrary to Artivion policies;

•Material breach of the executive officer’s obligations under the agreement or other agreements with Artivion;

•Engagement by the executive officer in any activity that would constitute a breach of his or her duty of loyalty or of his or her assigned duties;

•Breach by the executive officer of any of Artivion’s policies and procedures;

ARTIVION, INC. | 2023 Proxy Statement	56

•The willful and continued failure by the executive officer to perform his or her assigned duties, other than as a result of incapacity due to physical or mental illness; and

•Willful conduct by the executive officer that is demonstrably and materially injurious to Artivion, monetarily or otherwise.

An executive officer may terminate his or her employment for “good reason” in connection with a change of control without forfeiting his or her severance pay if any of the following events occur during the term of the agreement:

•The assignment to the executive officer, without his or her consent, of any duties materially inconsistent with his or her position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive officer’s reporting requirements that would cause him or her to report to an officer who is junior in seniority to the officer to whom he or she previously reported; or

•Any other action by Artivion or an acquiring company that results in a material diminution in his or her position, authority, duties, responsibilities, or aggregate compensation, excluding for this purpose an isolated, insubstantial, and inadvertent action taken in good faith and which is remedied by Artivion or an acquiring company within 30 days after receipt of notice from the executive officer.

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination in the event of a termination following a change of control, or 30 days following a change of control in the event of a termination occurring within the six-month period preceding the change of control. We will delay payment of the severance payment until six months after the executive officer’s termination if necessary to prevent him or her from having to pay additional tax under Section 409A of the Code. We will also subject any severance payment to normal payroll tax withholding and compliance with non-compete obligations.

Agreement Not to Solicit or Compete

Messrs. Lee and Davis and Ms. Holloway agree not to solicit any actual or prospective customers of Artivion with whom they have had contact for a competing business or to solicit employees of Artivion to leave Artivion. Messrs. Lee and Davis and Ms. Holloway agree, subject to applicable professional and ethical obligations and other legal requirements, not to join a competing business during the term of the agreement and for a period of one year following the termination of employment. Artivion or an acquiring company is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received, if he or she solicits customers or employees of Artivion during the term of the agreement and for a period of one year following the termination of employment.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each Named Executive Officer under certain termination and change of control scenarios is provided in the tables beginning on page 57. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. The tables provided in this section for all Named Executive Officers assume that the relevant termination or change of control event occurred on December 31, 2022, the last business day of Artivion’s 2022 fiscal year.

ARTIVION, INC. | 2023 Proxy Statement	57

J. Patrick Mackin, Chairman, President, and Chief Executive Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control(9)
Cash Compensation	835,090(2)	2,444,201(3)	835,090(2)	835,090(2)	835,090(2)	—	4,073,668(4)
Accelerated Stock Option Exercisability	—	—	—	—	—	428,906(5)	428,906(5)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	39,637(6)	—	39,637 (6)	39,637(6)	—	39,637(6)
Spread Value of Vested Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	4,410,213(8)	4,410,213(8)
Total	835,090	2,483,838	835,090	874,727	874,727	4,839,119	8,952,424

(1)This table assumes that all termination and change of control events occurred on December 31, 2022. See Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin above at page 54 for a description of the Mackin Agreement.

(2)Amount shown represents the Company-performance component of the 2022 annual incentive plan cash bonus that Mr. Mackin was entitled to on December 31, 2022. No amount is included for the personal performance component of the annual incentive plan.

(3)Amount shown represents 1.5 times the sum of Mr. Mackin’s 2022 annual base salary and his entire cash bonus for 2021, as the 2022 bonus had not been determined or distributed as of December 31, 2022. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death. No other NEO has an employment agreement.

(4)Amount shown is equal to 2.5 times the sum of Mr. Mackin’s 2022 annual base salary and his entire 2021 bonus, as the 2022 bonus had not been determined or distributed as of December 31, 2022. The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(5)The 2020 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2022, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2022, of $12.12. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(6)Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause, or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans, using costs in effect as of December 31, 2022.

(7)Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested. No other NEO has an employment agreement.

(8) The 2020 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2022, of $12.12, and the 2022 performance stock units are assumed to have been earned at target level.

(9)Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Code and thereby produce a greater net after-tax amount to him.

ARTIVION, INC. | 2023 Proxy Statement	58

D. Ashley Lee, Executive Vice President, Chief Financial Officer, and Chief Operating Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	319,725(2)	319,725(2)	319,725(2)	319,725(2)	319,725(2)	—	1,630,401(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	165,192(4)	165,192(4)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	40,379 (5)	—	40,379 (5)	40,379 (5)	—	40,379(5)
Spread Value of Vested Options	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	1,112,095(7)	1,112,095(7)
Total	319,725	360,104	319,725	360,104	360,104	1,277,287	2,948,067

(1)This table assumes that all termination and change of control events occurred on December 31, 2022.

(2)Amount shown represents the Company-performance components of the 2022 annual incentive plan cash bonus that Mr. Lee was entitled to on December 31, 2022. No amount is included for the personal performance component of the annual incentive plan.

(3)Amount shown represents 2 times the sum of Mr. Lee’s 2022 annual base salary and his entire cash bonus for 2021, as the 2022 bonus had not been determined or distributed as of December 31, 2022. This amount assumes that following a change of control, Mr. Lee terminated his employment for good reason or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)The 2020 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2022, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2022, of $12.12. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)Under the terms of Mr. Lee’s change of control agreement, upon a change of control event, if Mr. Lee terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans, using costs in effect as of December 31, 2022.

(6)Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(7)The 2020 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2022, of $12.12, and the 2022 performance stock units are assumed to have been earned at target level.

ARTIVION, INC. | 2023 Proxy Statement	59

Jean F. Holloway, Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	221,317(2)	221,317(2)	221,317(2)	221,317(2)	221,317(2)	—	945,770(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	58,646(4)	58,646(4)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	28,337(5)	—	28,337(5)	28,337(5)	—	28,337(5)
Spread Value of Vested Options	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	924,489(7)	924,489(7)
Total	221,317	249,654	221,317	249,654	249,654	983,135	1,957,242

(1)This table assumes that all termination events occurred on December 31, 2022.

(2)Amount shown represents the Company-performance components of the 2022 annual incentive plan that Ms. Holloway was entitled to on December 31, 2022. No amount is included for the personal performance component of the annual incentive plan.

(3)Amount shown represents 1.5 times the sum of Ms. Holloway’s 2022 annual base salary and her entire cash bonus for 2021, as the 2022 bonus had not been determined or distributed as of December 31, 2022. This amount assumes that following a change of control, Ms. Holloway terminated her employment for good reason, or we terminated her employment without cause. Ms. Holloway would also receive the amount shown if we terminated her employment without cause at any time within the six months prior to the change of control.

(4)The 2020 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2022, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2022, of $12.12. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)Under the terms of Mr. Lee’s change of control agreement, upon a change of control event, if Mr. Lee terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans, using costs in effect as of December 31, 2022.

(6)Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(7)The 2020 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 30, 2022, of $12.12, and the 2022 performance stock units are assumed to have been earned at target level.

ARTIVION, INC. | 2023 Proxy Statement	60

John E. Davis, Senior Vice President, Global Sales and Marketing(1)

Executive Officer Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	211,556(2)	211,556(2)	211,556(2)	211,556(2)	211,556(2)	—	904,056(3)
Accelerated Stock Option Exercisability	—	—	—	—	—	74,732(4)	74,732(4)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	28,337(5)	—	28,337(5)	28,337(5)	—	28,337(5)
Spread Value of Vested Options	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)	—(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	783,994(7)	783,994(7)
Total	211,556	239,893	211,556	239,893	239,893	858,726	1,791,119

(1)This table assumes that all termination events occurred on December 31, 2022.

(2)Amount shown represents the Company-performance components of the 2022 annual incentive plan that Mr. Davis was entitled to on December 31, 2022. No amount is included for the personal performance component of the annual incentive plan.

(3)Amount shown represents 1.5 times the sum of Mr. Davis’s 2022 annual base salary and his entire cash bonus for 2021, as the 2022 bonus had not been determined or distributed as of December 31, 2022. This amount assumes that following a change of control, Mr. Davis terminated his employment for good reason, or we terminated his employment without cause. Mr. Davis would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control.

(4)The 2020 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2022, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 30, 2022, of $12.12. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(5)Under the terms of Mr. Davis’s change of control agreement, upon a change of control event, if Mr. Davis terminates his employment for good reason or we terminate his employment without cause, we would continue to provide him and his family with health benefits coverage, at our expense, for up to 18 months (or until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under our health plans, using costs in effect as of December 31, 2022.

(6)Upon retirement or change of control, the timing right to exercise already vested options changes. No change is made to the value of options already vested.

(7)The 2020 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2022, of $12.12, and the 2022 performance stock units are assumed to have been earned at target level.

ARTIVION, INC. | 2023 Proxy Statement	61

Marshall S. Stanton, Senior Vice President, Clinical Research and Chief Medical Officer(1)

Executive Officer Benefits and Payments Upon Termination ($)(2)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	—	—	—	—	—	—	—
Accelerated Stock Option Exercisability	—	—	—	—	—	50,827(3)	50,827(3)
Accrued Vacation Pay	—	—	—	—	—	—	—
Medical Benefits	—	—	—	—	—	—	—
Spread Value of Vested Options	—	—	—	—	—	—	—
Accelerated Vesting of Restricted Stock and Performance Stock Units	—	—	—	—	—	653,632(4)	653,632(4)
Total	—	—	—	—	—	704,459	704,459

(1)This table assumes that the change of control event occurred on December 31, 2022.

(2)While Mr. Stanton does not have a Change of Control Agreement with the Company, under the 2020 ECIP, he is entitled to accelerated vesting of certain unvested equity awards upon a change of control.

(3)The 2020 ECIP provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value on December 31, 2022, to the extent that the exercise prices of the options were lower than the closing price of our common stock on the NYSE on December 31, 2022, of $12.12. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year, to the extent positive.

(4)The 2020 ECIP provides that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2022, of $12.12, and the 2022 performance stock units are assumed to have been earned at target level.

ARTIVION, INC. | 2023 Proxy Statement	62

Compensation Risk Assessment

The Compensation Committee has determined that our compensation policies and practices for our employees, including our Named Executive Officers, are not reasonably likely to have a material adverse effect on us because unacceptable risks that may be encouraged, directly or indirectly, through a compensation method are mitigated through policy or practice, the Company’s training programs, the Company’s internal controls, or external factors such as risk of civil or criminal prosecution, which are made known to employees through training.

Our Compensation Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2022, with respect to shares of Artivion common stock that may be issued under existing equity compensation plans.

Securities Authorized for Issuance Under All Equity Compensation Plans(1)
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, PSUs, and RSUs(2)	Weighted Average Exercise Price of Outstanding Options, PSUs, and RSUs(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	3,508,680	$17.31	1,966,101
Equity compensation plans not approved by stockholders	—	—	—
Total	3,508,680	$17.31	1,966,101

(1)Plans include the 2020 ECIP and the Employee Stock Purchase Plan (“ESPP”). As of December 31, 2022, 998,798 shares remain available for grant in the 2020 ECIP and 967,303 shares remain available for grant in the ESPP.

(2)Amounts in column (a) include 2,123,170 Stock Options, 733,928 Restricted Stock Units (RSUs), and 651,582 Performance Stock Units (PSUs) (including shares whose performance period has not concluded, which are calculated at maximum payout which is 311,550 shares above target). The amounts in column (a) do not include 210,375 Restricted Stock Awards (RSAs) that were unvested and outstanding as of December 31, 2022.

(3)Amounts in column (b) only reflect outstanding Stock Options.

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OTHER INFORMATION

CEO Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Mackin.

	PEO ($)	Median Employee(1) ($)
Total Compensation(2)	7,548,808	57,944
PEO to Median Employee Pay Ratio	130.3 : 1

(1)Median employee was determined among all persons employed by Artivion or any of its subsidiaries as of December 31, 2022. Base salary, commission payments, cash bonus, and equity awards were considered when determining the median employee. All 2022 compensation not paid in U.S. dollars was converted to U.S. dollars using the exchange rate as of December 31, 2022. All equity was recorded at grant date fair value. Base salary was annualized for those employees that were not employed for the full year of 2022.

(2)Total Compensation includes all components recorded in the Summary Compensation Table. For the reasons described on page 39, Mr. Mackin’s Total compensation includes a portion of the 2023 annual equity grant accelerated to November 2022. Mr. Mackin’s Total Compensation, exclusive of the 2023 accelerated annual equity grant was $4,968,804, which results in a PEO to Median Employee Pay Ration of 85.8.

ARTIVION, INC. | 2023 Proxy Statement	64

Pay Versus Performance Disclosure

The following table sets forth a comparison of compensation reported in the summary compensation table to compensation actually paid to our Principal Executive Officer (PEO) and other Named Executive Officers (NEOs) as well as information on our Company performance.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs	Value of initial fixed $100 Investment based on:		Net Loss ($mm)	AORT Revenue Growth
					AORT Shareholder Return	Index Total Shareholder Return
	(a)	(a)	(b)	(b)	(c)	(c)		(d)
2022	$7,548,808	$4,718,496	$1,848,198	$1,352,869	$45	$97	($19)	9.8%
2021	$4,749,584	$3,712,538	$1,304,288	$1,108,935	$75	$144	($15)	9.4%
2020	$3,415,458	$327,652	$977,089	$454,525	$87	$140	($17)	-8.1%
(a)	Mr. Mackin served as our only PEO for each year.
(b)	Our Non-PEO NEOs in 2022 and 2021 were Messrs. Lee, Davis, Stanton and Ms. Holloway. Our Non-PEO NEOs in 2020 were Messrs. Lee, Davis, Simpson and Ms. Holloway. Mr. Stanton joined the company in March 2021.
(c)	Shareholder returns reflect $100 invested as of market close on December 31, 2019, the final trading day of fiscal 2019; Index Shareholder Return reflects NASDAQ Medical Equipment Index.
(d)	Company selected measure of revenue growth is used in incentive plans. Result is measured in constant currency and adjusted to appropriately reflect baseline. For 2022, the incentive plan measure for constant currency revenue growth was adjusted to exclude PerClot sales in 2021 and 2022. For 2021, the incentive plan measure for revenue growth reflected the 2nd half in 2021 as compared to the 2nd half in 2019. For 2020, revenue, as opposed to revenue growth, was used as a metric in the Company’s annual cash bonus plan, but due to the impact of COVID-19 on the Company’s business, the revenue result (along with adjusted net income which was also used that year as a metric) would have resulted in no payout under the cash bonus program. Accordingly, the payout under the cash bonus program for 2020 was based on executive officer performance to other goals as set forth in the Company’s 2021 Proxy Statement.

The following table sets forth a reconciliation from the Summary Compensation Table (“SCT”) to Compensation Actually Paid (“CAP”) to our PEO and for the average paid to our Non-PEO NEOs for the years ended December 31, 2020, 2021, and 2022.

	PEO			Average NEO
	2022	2021	2020	2022	2021	2020
SCT Total Compensation	$7,548,808	$4,749,584	$3,415,458	$1,848,198	$1,304,288	$977,089
SUBTRACT Grant Fair Value of Equity Awards Made During Year (e)	($5,919,725)	($3,098,512)	($2,323,534)	($1,176,295)	($658,199)	($499,129)
ADD Year End Fair Value of Equity Awards Made During Year (f)	$4,689,996	$2,402,215	$1,931,021	$955,981	$508,720	$429,985
ADD Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (g)	($1,385,504)	($495,663)	($2,326,940)	($239,756)	($72,575)	($371,199)
ADD Year over Year Change in Fair Value of Equity Awards Granted in Prior Year that Vested in the Year (h)	($215,079)	$154,913	($368,352)	($32,529)	$26,701	($73,105)
Total Adjustments Related to Equity Awards	($2,830,312)	($1,037,046)	($3,087,806)	($495,329)	($195,353)	($522,447)
Compensation Actually Paid Total (i)	$4,718,496	$3,712,538	$327,652	$1,352,869	$1,108,935	$454,642
(e)	Represents the grant date fair value of equity-based awards made during the fiscal year as reported in the Summary Compensation Table.
(f)	Represents the year-end fair value of equity awards that were made during the fiscal year and remained unvested as of year-end.
(g)	Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that were still unvested as of each fiscal year-end.
(h)	Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that vested during the current fiscal year.
(i)	Equal to Summary Compensation Total plus/minus any adjustments related to equity award values as reflected in this table.

ARTIVION, INC. | 2023 Proxy Statement	65

Narrative Related to Pay Versus Performance Table

Because a majority of total compensation provided to the PEO and the average paid to the Non-PEO NEOs is via equity-based grants that vest over multi-year periods, the primary driver of changes in “Compensation Actually Paid” totals for the PEO and the average for the Non-PEO NEOs is the change in the Company’s stock price.

Pay versus TSR 2020 - 2022
Compensation (mm)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Value of $100 investment
$160
$140
$120
$100
$80
$60
$40
$20
$0
2019
2020
2021
2022
$0.33
$0.45
$3.71
$1.11
$4.72
$1.35
CAP - PEO
CAP - NEO
AORT TSR
NASDAQ Medical Equipment TSR

The Company grants Performance Share Units (PSUs) to executive officers annually. Shares are earned as determined by performance results for the year of grant. Earned shares vest 50% once performance results are certified, and 25% each on the 2nd and 3rd anniversaries of the grant date. Earned PSUs as % of target for each grant are shown in table below.

GRANT	EARNED
2017	90%
2018	80%
2019	82%
2020	100%
2021	110%
2022	89%

The Company granted performance-contingent shares under its LTIP during 2019. The first 60% of the 2019 LTIP grant was to be earned on the basis of revenue growth achieved during 2019-2021 period. This entire tranche of the 2019 LTIP grant was forfeited due to results achieved. The second 20% of the 2019 LTIP grant was earned on the basis of constant currency revenue growth achieved during 2022. As discussed in the CD&A in this proxy statement, the earned award for this tranche was above target and vested in early 2023. The final 20% of the 2019 LTIP grant will be earned on the basis of constant currency revenue growth achieved during 2023.

The Company also granted performance-contingent shares under its LTIP during 2021 and 2022. Each grant was earned on the basis of performance results for the year of grant. Earned shares vested early in the year following grant.

ARTIVION, INC. | 2023 Proxy Statement	66

Earned LTIP shares as % of target are shown in the table below.

GRANT	PERIOD	EARNED
2019	2019-2021	0%
2019	2022	136%*
2019	2023	TBD
2021	2021	118%
2022	2022	140%

*PEO at 108% of target

The Company grants time-based restricted share unit (RSU) awards to executive officers annually and also at time of hire for certain officers. Annual time-based grants cliff-vest on the third anniversary of the grant date.

The Company grants stock option awards to executive officers annually. Stock option grants vest pro-rata over the first three anniversaries of grant and expire on the seventh anniversary of grant.

During November of 2022, the Company granted RSUs and stock options to officers. As discussed in the CD&A, these grants are an acceleration of annual grants that otherwise would have been made to officers in the first quarter of 2023.

Fair values at time of grant, at year-end 2020 to 2022, and on vesting dates for awards that vested during 2020, 2021, and 2022 were all determined using the Black-Scholes model. The table below summarizes the option fair values and related assumptions used to calculate Compensation Actually Paid for fiscal years 2020, 2021, and 2022.

Valuation Purpose for PVP	AORT Stock Price	AORT Option Exercise Price	Expected Term (years)	Stock Price Volatility	Risk-free Rate	Option Fair Value
Year-end 2019	$27.09	$16.30 - $29.62	2.14 – 4.18	40%	1.59% - 1.66%	$8.41 - $12.46
2020 Vesting	$20.24- $26.20	$16.30 - $29.62	2.00 – 3.00	35%	0.54% - 1.34%	$4.03 - $11.16
Year-end 2020	$23.61	$21.55 - $29.62	2.20 – 4.14	35%	0.14% - 0.28%	$3.97 - $5.78
2021 Vesting	$24.44 - $25.54	$21.55 - $29.62	2.00 – 3.00	40%	0.14% - 0.23%	$4.46 - $7.15
Year-end 2021	$20.35	$24.90 - $29.62	2.18 – 4.13	40%	0.77% - 1.13%	$2.34 - $5.37
2022 Vesting	$17.50 - $21.69	$24.90 - $29.62	2.00 – 3.00	40%	1.50% - 1.70%	$2.36 - $2.99
Year-end 2022	$12.12	$11.03 - $26.24	2.14 – 4.86	40%	4.01% - 4.38%	$0.58 - $5.29

Most Important Financial Measures Related To 2022 Officer Compensation

As discussed in the CD&A, the annual short-term incentive plan used revenue growth (constant currency) as the primary financial measure for 2022. Annual PSUs granted during 2022 were earned based on revenue growth (constant currency) and adjusted EBITDA. LTIP shares earned during 2022 were based on revenue growth (constant currency) and, with respect to the 2019 LTIP, gross margin.

Key Financial Measures
Revenue Growth (constant currency)
Adjusted EBITDA
Gross Margin

ARTIVION, INC. | 2023 Proxy Statement	67

Additional Analysis of Compensation Actually Paid and Company Performance

As discussed in other sections of this proxy statement, in November 2022, the Compensation Committee decided to accelerate equity grants to officers that otherwise were expected to be made in the first quarter of 2023. The grant date and year-end 2022 fair values of these November 2022 grants have a significant impact on both the Summary Compensation Total and Compensation Actually Paid. The chart below shows 2022 Officer Compensation (SCT and CAP values) both as reported and excluding the impact of equity grants made in November 2022.

2022 Officer Compensation
(Alternative Excludes Nov 2022 Equity Grants)
Compensatoin (mm)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.55
$4.72
$4.65
$1.83
$1.85
$1.35
$1.24
$0.72
Reported
Alternative
Reported
Alternative
CEO
NEO
SCT
CAP

ARTIVION, INC. | 2023 Proxy Statement	68

CERTAIN BENEFICIAL OWNERSHIP

The name and business address of each person or entity who beneficially owned more than 5% of the outstanding shares of common stock of Artivion on March 22, 2023, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the Named Executive Officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 22, 2023, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To Artivion’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of Artivion Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of Artivion Common Stock (%)(14)
J. Patrick Mackin	909,210(1)	2.2
D. Ashley Lee	471,406(2)	1.2
Jean F. Holloway	218,447(3)	*
John E. Davis	195,299(4)	*
Marshall S. Stanton	55,803(5)	*
Thomas F. Ackerman	127,573	*
Daniel J. Bevevino	127,738	*
Marna P. Borgstrom	26,765	*
James W. Bullock	46,324	*
Jeffrey H. Burbank	31,473	*
Elizabeth A. Hoff	9,066	*
Jon W. Salveson	107,517	*
Anthony B. Semedo	27,870	*
Blackrock, Inc.	7,220,385(6)	17.7
The Vanguard Group, Inc.	2,809,140(7)	6.9
Macquarie Group Limited	2,662,637(8)	6.5
Wellington Management Group, LLP	2,275,255(9)	5.6
Morgan Stanley	2,189,557(10)	5.4
Juniper Investment Company	2,090,864(11)	5.1
All current directors, Named Executive Officers, and other executive officers as a group (18 persons)(12)	2,707,089(13)	6.6

*Ownership represents less than 1% of outstanding Artivion common stock.

(1) Amount includes 387,506 options that are either presently exercisable or will become exercisable within 60 days after March 22, 2023. This amount also includes 197,706 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of March 22, 2023. This amount does not include 30,176 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

(2)Amount includes 108,832 options that are either presently exercisable or will become exercisable within 60 days after March 22, 2023. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 17,560 held in Mr. Lee’s trust. This amount also includes 55,956 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 22, 2023. This amount does not include 7,203 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

(3) Amount includes 90,680 options that are either presently exercisable or will become exercisable within 60 days after March 22, 2023. This amount also includes 42,842 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of March 22, 2023. This amount does not include 5,753 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

ARTIVION, INC. | 2023 Proxy Statement	69

(4) Amount includes 72,037 options that are either presently exercisable or will become exercisable within 60 days after March 22, 2023. This amount also includes 36,950 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of March 22, 2023. This amount does not include 5,471 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

(5) Amount includes 7,445 options that are either presently exercisable or will become exercisable within 60 days after March 22, 2023. This amount also includes 36,364 shares of unvested restricted stock subject to forfeiture that Mr. Stanton holds as of March 22, 2023. This amount does not include 3,719 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

(6) Information based on Schedule 13G filed on January 20, 2023 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of Artivion common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(7) Information based on Schedule 13G filed on February 9, 2023 by The Vanguard Group, Inc. (“Vanguard”). Per this schedule, Vanguard has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of Artivion common stock. The address for Vanguard is The Vanguard Group, Inc., 100 Vanguard Blvd, Malvern, PA 19355.

(8)Information based on Schedule 13G filed on February 14, 2023 by Macquarie Group Limited (“Macquarie”). Per this schedule, Macquarie has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of Artivion common stock. The address for Macquarie is Macquarie Group Limited, 50 Martin Place, Sydney, New South Wales, Australia.

(9)Information based on Schedule 13G filed on February 6, 2023 by Wellington Management Group, LLP (“Wellington”). Per this schedule, Wellington has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of Artivion common stock. The address for Wellington is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(10)Information based on Schedule 13G filed on February 8, 2023 by Morgan Stanley. Per this schedule, Morgan Stanley has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of Artivion common stock. The address for Morgan Stanley is 1585 Broadway New York, NY 10036.

(11) Information based on Schedule 13D filed on September 26, 2022 by Juniper Investment Company, LLC (“Juniper”). Per this schedule, Juniper has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of Artivion common stock. The address for Juniper is 555 Madison Avenue, 24th Floor, New York, New York, 10022.

(12)The business address for all Artivion non-employee directors and employees is: c/o Artivion, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.

(13) Amount includes:

783,571 options that are presently exercisable or will become exercisable within 60 days after March 22, 2023;

22,560 shares held of record by the spouses or trusts of executive officers and directors; and

477,898 shares of unvested restricted common stock subject to forfeiture that all current directors, Named Executive Officers, and other executive officers hold as a group as of March 22, 2023.

This amount does not include 67,286 shares earned under 2021 and 2022 performance stock unit awards that had not vested as of March 22, 2023, and that will not vest within 60 days thereafter.

(14)40,875,444 outstanding shares of Artivion common stock as of the record date, March 22, 2023.

ARTIVION, INC. | 2023 Proxy Statement	70

PROPOSAL THREE – “SAY WHEN ON PAY” ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The following proposal gives you, as a stockholder, the opportunity to inform us as to how frequently you wish the Company to include a proposal (i.e., a “Say on Pay” Proposal) to permit stockholders to cast an advisory vote on the compensation of our named executive officers in our annual proxy statements. In accordance with Section 14A of the Securities Exchange Act, as amended, which were made pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, public companies are now required to submit a proposal to their stockholders regarding the frequency of “Say on Pay” votes at least every six years for a non-binding advisory vote.

We believe that a Say on Pay vote provides a meaningful way for stockholders to communicate with the Company regarding their approval or disapproval of executive pay practices. While we hope that the advisory Say on Pay vote is a useful communication tool for our stockholders, we believe that the vote is only effective to the extent it fosters continued and specific dialogue between our Company and our stockholders. The Board of Directors recommends that you vote for a one-year Say on Pay vote frequency for the stockholders’ advisory executive compensation vote. However, stockholders are not being asked to approve the Board of Directors’ recommendation. Instead, you may choose between a Say on Pay vote every one year, two years, or three years, or you may abstain from the vote.

Required Vote

The outcome of this advisory vote will be determined by a plurality of votes cast by the holders of shares entitled to vote in the election. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” A ONE-YEAR FREQUENCY FOR
STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

ARTIVION, INC. | 2023 Proxy Statement	71

PROPOSAL FOUR – RATIFICATION OF THE PRELIMINARY APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Audit Committee has preliminarily approved the appointment of Ernst & Young as the independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to the negotiation of fees and other terms for the 2023 engagement. The Board of Directors recommends the Company’s stockholders ratify the preliminary approval of Ernst & Young as the independent registered public accounting firm for the fiscal year ending December 31, 2023. Representatives of Ernst & Young are expected to attend the 2023 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the preliminary approval of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance, the selection of our independent registered public accounting firm. If the stockholders do not ratify the approval of Ernst & Young, the preliminary selection of such firm as the independent registered public accounting firm for the Company will be reconsidered by the Audit Committee, provided that the Audit Committee retains sole authority with respect to all decisions regarding the engagement of the Company’s independent registered public accounting firm, including the decision as to whether or not the 2023 appointment will stand, regardless of whether the stockholders vote to ratify the approval.

Fees Incurred for Work Performed by the Independent Registered Public Accounting Firm for Fiscal 2022 and Fiscal 2021

The following table presents Ernst & Young’s professional service fees for the audit of the Company’s annual financial statements for fiscal years ending 2022 and 2021, as well as fees for other services rendered during those periods.

	2022	2021
Audit fees(1)	$2,135,896	$2,129,355
Audit-related fees	—	—
Tax fees(2)	$154,152	$95,665
All other fees	—	—
Total	$2,290,048	$2,225,020

(1) Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC.

(2)Includes tax compliance and reporting services.

The Company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

Audit Committee’s Preapproval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, if any. The Audit Committee annually evaluates the qualifications and performance of the independent registered public accounting firm, including those of its lead partner, and reports on such evaluation to the Board of Directors.

ARTIVION, INC. | 2023 Proxy Statement	72

The Audit Committee preapproves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

Required Vote

The votes cast “For” this proposal must constitute a majority of shares present, either in person or by proxy, and entitled to vote on this proposal. If you abstain from voting, it will have the same effect as an “Against” vote.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF The PRELIMINARY approval of ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ARTIVION, INC. | 2023 Proxy Statement	73

PROPOSAL FIVE – APPROVAL OF ADDITIONAL FUNDING OF 3,040,000 SHARES FOR THE ARTIVION, INC. 2020 EQUITY AND CASH INCENTIVE PLAN

General Information

The Artivion, Inc., 2020 Equity and Cash Incentive Plan (the “ECIP”), attached hereto as Appendix B, is the governing vehicle through which the Company awards equity and cash incentive compensation to employees and non-employee directors. We are recommending that the stockholders approve additional funding of 3,040,000 shares for the ECIP.

Our Board of Directors proposes the addition of 3,040,000 shares of authorized but unissued shares of our common stock (“Common Stock”) to the 459,921 shares currently remaining in the ECIP (2,675,000 shares of Common Stock were approved by stockholders in 2020 for the ECIP when the plan was created, and those shares were added the 1,493,473 shares remaining under the 2009 ECIP). The ECIP expires in May 2030, but we believe that the ECIP will be depleted of shares by the end of 2023 if not replenished through this proposal.

We believe that approval of the additional 3,040,000 shares to the ECIP is in the best interests of the Company and our stockholders because it will enable us to continue to grant equity-based compensation to our key employees, as well as our non-employee directors. Our Board of Directors believes that the achievement of long-term objectives and employee retention are fostered through equity awards that vest over time. By approving the addition of these shares to the ECIP, our stockholders will enable us to continue to offer competitive compensation packages that are linked to Common Stock performance and to continue recruiting and retaining highly qualified employees, including officers, and non-employee directors, through our long-term incentive plans, annual non-employee director grants, and through special one-time equity grants. Our Board of Directors further believes that, if this proposal is not approved, our ability to align the interests of key employees with stockholders through equity-based compensation will be compromised, which will impair our ability to achieve our business objectives, disrupt our compensation program, and impede our ability to recruit and retain high quality employees and directors. In addition, if we cannot offer equity compensation, we would have to increase our use of cash compensation, which could have an adverse impact on our operations and business plans.

In advising stockholders to vote for this proposal, the Board of Directors and the Committee, in consultation with management and Willis Towers Watson, the Committee’s independent compensation advisory firm, considered many factors, including stockholder support at the 2020 annual meeting for the ECIP including the addition of 2,675,000 shares into the plan, the remaining shares available for grant under the ECIP, the number of previously awarded shares, options and other awards outstanding under the ECIP, our equity utilization rates, our compensation program design, the Compensation Committee’s Compensation Philosophy, and our business plans and operations. In addition, our Board and the Committee believe this proposal is reasonable when compared to peer group practices, stockholder concerns, and proxy advisory firm guidelines. The Board and the Committee also believe that the funding level will ensure we have the means to provide competitive long-term incentive compensation to retain key employees, attract new talent, and further align the interests of equity recipients with those of stockholders.

Material Differences Following Amendment of the ECIP

Following stockholder approval of this Proposal Five, the only material difference to the ECIP will be an increase in the total number of authorized shares under the ECIP from 2,675,000 shares to 5,715,000 shares. In all other material respects, the terms of the ECIP will remain the same.

ARTIVION, INC. | 2023 Proxy Statement	74

Key Terms of the ECIP

Plan Term	10 years, or until May 20, 2030
Eligible Participants	All non-employee directors and employees (including consultants and agents) of the Company or its subsidiaries who are selected by the Committee
Shares Authorized	5,715,000 shares following approval of 3,040,000 increase
Maximum Additional Shares Authorized as a Percent of Outstanding Shares (as of March 22, 2023)	Approximately 7.4% (8.6% including the remaining shares in the plan)
Award Types	Options (Incentive Stock Options and Non-Qualified Options), Stock Appreciation Rights, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, and Performance Share Awards
Individual Share Limits

The maximum number of Options and/or SARs granted in a given fiscal year is 800,000 for any employee and 75,000 for any non-employee director; and

The maximum number of awards other than Options and/or SARs granted in a given fiscal year is 500,000 for any employee and 500,000 for any non-employee director

Vesting Period

Determined by the Committee, but no less than 12 months from date of grant,

•except for the Committee’s discretion to provide for accelerated vesting or exercisability in connection with death, disability, retirement, or certain change of control events, and

•except that up to five percent (5%) of the aggregate number of shares of Stock authorized for issuance under the Plan can become vested or exercisable without regard to service or 12-month vesting requirements

Stock Option Exercise Period	Determined by the Committee, but no more than seven years from the date of grant
Stock Option Exercise Price	Not less than the fair market value on date of grant, defined as the closing price on the NYSE on the day of the grant
Prohibited

•Repricing without stockholder approval,

•Reload options,

•Acceleration of payment or vesting of any award other than for death, disability, retirement, or change in control, or

•Dividend and Dividend Equivalents on Options and SARs

ARTIVION, INC. | 2023 Proxy Statement	75

Current Awards Outstanding

Set forth below is information regarding shares currently outstanding under the ECIP, as well as the shares remaining for grant under the ECIP. The Company made the final portion of its annual equity grants to employees on February 22, 2023, and those awards are included in the below data.

Selected Data as of March 22, 2023:

Stock Options outstanding(1)	1,897,280
Weighted average exercise price of Options outstanding	$18.14
Weighted average remaining contractual life of Options outstanding	4.76 years
Shares Outstanding Restricted Share Awards outstanding(2) Restricted Share Units outstanding Performance Share Units outstanding (at target performance)	1,281,027
Shares remaining for grant under the ECIP(3)	459,921

(1)No stock Options outstanding have Dividend Equivalent Rights.

(2)RSAs are included because they have not formally vested, even though ownership rights, such as voting, have transferred.

(3)This number does not include 911,524 shares available under the Employee Stock Purchase Plan. Under the ECIP, stock-based awards are granted from a pool of available shares, with stock Options counting as 1 share and restricted shares, performance shares, and restricted share units (full value awards) counting as 1.5 shares. Artivion has no equity plans with outstanding awards other than the ECIP.

For additional information regarding stock-based awards previously granted, please see the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which is attached as Appendix A to this Proxy Statement.

Outstanding awards and shares available for future grants under the ECIP (“overhang”) total 3,638,228 and represent 8.9% of our 40,875,444 outstanding shares of Common Stock, as of the proxy record date. If the additional shares are approved by our Stockholders, the additional 3,040,000 shares under the plan would increase our overhang at such time to 16.3%

For the number of securities authorized for issuance under all equity compensation plans as of December 31, 2022, see table Securities Authorized for Issuance Under All Equity Compensation Plans at page 62.

Based on the factors considered by our Board of Directors, we estimate that the 459,921 shares available for grant under the ECIP as of March 22, 2023 (the record date), plus the addition of 3,040,000 shares, will provide a sufficient number of shares to enable us to continue to make equity grants the Board of Directors believes are necessary to best achieve corporate goals for at least two-to-three years.

Because of the discretionary nature of any future awards under the ECIP, the amount of such awards is not determinable at this time with respect to the Company’s non-employee directors, executive officers (including the named executive officers), or the company’s other employees. Information regarding bonus opportunities, Options, and restricted stock units granted in fiscal 2022 to certain executive officers of the Company under the Company’s existing plans is set forth in the table captioned Grants of Plan-Based Awards at page 46, and information regarding outstanding Options and restricted stock under those plans is set forth in the table captioned Outstanding Equity Awards at December 31, 2022 at page 48. Information regarding restricted stock granted in fiscal 2022 to the Company’s non-employee directors pursuant to the ECIP is set forth under Fiscal 2022 Director Compensation at page 20.

Required Vote

The votes cast “For” this proposal must constitute a majority of shares present, either in person or by proxy, and entitled to vote on this proposal. If you abstain from voting, it will have the same effect as an “Against” vote.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF ADDITIONAL
FUNDING OF 3,040,000 SHARES FOR THE ARTIVION, INC. 2020 EQUITY AND CASH INCENTIVE PLAN

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HOUSEHOLDING

For those stockholders who request paper copies of the Proxy documents and share the same last name and address, they may receive only one copy of our Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you are receiving only one copy of the Annual Report and Proxy Statement and prefer to receive multiple copies, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, Corporate Secretary, Artivion, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Annual Report and Proxy Statement, or you can request householding by notifying your broker, bank, or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Upon the written request of any record or beneficial owner of common stock of Artivion whose proxy was solicited in connection with the 2023 Annual Meeting, Artivion will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2022. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, Corporate Secretary, Artivion, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, may also be obtained without charge through the SEC’s website at www.sec.gov.

In addition, we file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at https://investors.artivion.com/.

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone, or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

Date: April 3, 2023

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APPENDIX A – ARTIVION’S 2022 ANNUAL REPORT AND NON-GAAP FINANCIAL MEASURE INFORMATION

The 2022 annual Cash Bonus and Annual Equity Grant used GAAP revenues, adjusted for currency. The 2022 Annual Equity Grant also used achievement of pre-determined levels of adjusted EBITDA, prior to the adjustment made by the Compensation Committee. The use of this non-GAAP adjusted performance measure was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

The table below provides a reconciliation of 2022 adjusted EBITDA to 2022 net loss under GAAP:

2022 Adjusted EBITDA Reconciliation (in Thousands)

2022 Adjusted EBITDA, non-GAAP	$39,084
Business development, integration, and severance income	5,852
Depreciation and amortization expense	(22,442)
Interest expense, net	(18,077)
Stock-based compensation expense	(12,344)
Income tax expense	(4,208)
Loss on foreign currency revaluation	(3,085)
Corporate rebranding expense	(1,908)
Impact of foreign exchange rates	(980)
BioGlue legal expense	(728)
Litigation expense	(259)
Other, net	(97)
2022 Net loss, GAAP	$(19,192)

These numbers are intended to be, and should be, evaluated in the context of the full information provided in our Annual Report on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto, and the accompanying management’s discussion and analysis, as well as in our other filings with the SEC.

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APPENDIX B – ARTIVION, INC. 2020 EQUITY AND CASH INCENTIVE PLAN

ARTIVION, INC.
2020 EQUITY AND CASH INCENTIVE PLAN

SECTION 1
GENERAL

1.1Purpose. The Artivion, Inc. 2020 Equity and Cash Incentive Plan (the “Plan”) has been established by Artivion, Inc. (the “Company”)1 to (i) attract, retain, and reward persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve annual and long-term goals; (iii) provide equity compensation to Directors of the Company; (iv) provide incentive compensation opportunities to employee Participants that are competitive with those of companies with whom the Company competes for talent; and (iv) further align Participants’ interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term interests of the Company and its Subsidiaries, as Subsidiaries are defined in Section 11(i), including the growth in value of the Company’s equity and enhancement of long-term stockholder return. Pursuant to the Plan, Participants may receive Options, SARs, Other Stock Awards, or Cash-Based Awards, each as defined herein (collectively referred to as “Awards”).

1.2Participation. Subject to the terms and conditions of the Plan, the Committee (as defined in Section 8) shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 11(f), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to the provisions of Section 8.2(e), Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

1.3Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 7 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 11 of the Plan).

SECTION 2
OPTIONS AND SARS

2.1Definitions.

(a)The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options (“ISOs”) or Non-Qualified Options (“NQOs”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.

(b)A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section 11) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award, unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted.

2.3.Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

1On January 4, 2022, the Company’s Board of Directors approved amending the Plan to reflect the Company’s name change from CryoLife, Inc. to Artivion, Inc., and the Company’s reincorporation from Florida to Delaware.

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2.4Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)Subject to the following provisions of this Subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)The Exercise Price shall be payable in cash or by tendering (by actual delivery of shares) unrestricted shares of Stock that are acceptable to the Committee, valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash or shares, as determined by the Committee.

(c)To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or an SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

2.6Restrictions on Options and SAR Awards. Each Option and SAR shall be subject to the following:

(a)The term of any Option or SAR granted under the Plan shall not exceed seven years from the date of grant.

(b) No option or SAR shall carry dividend rights or dividend equivalent rights.

(c)Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

SECTION 3
OTHER STOCK AWARDS

3.1Definitions. The term “Other Stock Awards” means any of the following:

(a)A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

(c)A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2Restrictions on Other Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

SECTION 4
CASH-BASED AWARDS

4.1Definitions. The term “Cash-Based Award” means a right or other interest granted to a Participant under Section 4.2 of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

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4.2Grant of Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan, subject to such vesting and other conditions as the Committee shall determine in its sole discretion. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant. The maximum dollar amount that may be covered by all Cash-Based Awards granted to any individual during any fiscal year under the Plan is $2 million for employees and $500,000 for non-employee directors. At the discretion of the Committee, Cash-Based Awards under this Plan may be issued jointly under this Plan and any other cash incentive or similar plan of the Company; provided, however, that if a Cash-Based Award is issued under this Plan and another plan of the Company, to the extent of a conflict in the provisions of this Plan and the other plan, the terms of this Plan shall control.

SECTION 5
PERFORMANCE-BASED COMPENSATION

5.1Grant of Performance-Based Compensation. The Committee may determine that any Awards granted to a Covered Employee shall be considered performance-based compensation, in which case the provisions of this Section 5 shall apply. When Awards are made under this Section 5, the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate.

5.2Pre-establishment of Performance Goals. Performance Goals will, barring unusual or compelling circumstances, be pre-established by the Committee in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal.

5.3Adjustments to Performance Goals. The Committee in its sole discretion shall have the authority to make adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to anticipated or actual changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment or product line of a business, as applicable. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable performance period, provided such specification occurs in writing.

5.4Certification of Performance Results. The Committee shall certify the satisfaction of the Performance Goal for the applicable performance period specified in the Award agreement after the performance period ends and prior to any payment with respect to the Award. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award agreement.

5.5Payment Upon Death or Disability or Other Circumstances. The Committee may authorize that Awards under this Section 5 shall be payable, in whole or in part, in the event of the Participant’s death or disability, or under other circumstances.

SECTION 6
STOCK SUBJECT TO THE PLAN

6.1Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

(a)Subject to the following provisions of this Subsection 6.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 5,715,000 shares of Stock, plus the remainder of any shares available and issuable under the Plan as of May 16, 2023, less the number of non-forfeited shares of Stock subject to outstanding Awards that have been granted but not yet vested. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Notwithstanding the foregoing, with respect to SARs that are settled in Stock, the aggregate number of shares of Stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. For every share of Stock awarded hereunder in respect of Other Stock Awards, the maximum number of shares reserved for grant hereunder shall be reduced by 1.5 shares.

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(b)Subject to adjustment in accordance with Subsections 6.2 and 6.3, the following additional maximums are imposed under the Plan: the maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 800,000 for employees and 75,000 for non-employee directors during any fiscal year and the maximum number of shares of Stock that may be covered by Other Stock Awards granted to any one individual pursuant to Section 3 shall be 500,000 for employees and 500,000 for non-employee directors during any fiscal year; and

(c)To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that shares of Stock subject to Other Stock Awards, and the issuance of which reduced the maximum number of shares authorized for issuance under the Plan by 1.5 shares, are forfeited or cancelled, or if such an Award terminates or expires without a distribution of shares to the Participant, the number of shares of Stock remaining for Award grants hereunder shall be increased by 1.5 for each share forfeited, cancelled or otherwise not delivered. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any other Award, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

6.2Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, shall also be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional shares shall be issued or made subject to an Option, SAR or Other Stock Award in making the foregoing adjustments. All adjustments made pursuant to this Section shall be final, conclusive and binding upon the holders of Options, SARs and Other Stock Awards.

6.3Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, whether or not the Company is the surviving corporation, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection 6.3(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection 6.3(i); (B) whether or not the Company is the surviving corporation, if Options or other Awards have not already become exercisable, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that with respect to a merger or consolidation the Company is not the surviving company, and provided further that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan or his or her individual Option or SAR agreement; provided, further,

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that any such cancellation pursuant to this Section 6.3 shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

Any adjustments pursuant to this Subsection 6.3 shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

6.4Changes in Par Value. In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

6.5Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section 6, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

6.6Company Right and Power. The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock.

6.7Fractional Shares. If any action described in this Section 6 results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded, and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

SECTION 7
OPERATION AND ADMINISTRATION

7.1Effective Date; Duration. The Plan is effective as of the date of its initial approval by the stockholders of the Company at the 2020 Annual Meeting of Shareholders, to be held on May 20, 2020. The Plan will have a duration of ten years from May 20, 2020, and provided that in the event of Plan termination, the Plan shall remain in effect so long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than ten years from May 20, 2020.

7.2Vesting. Notwithstanding anything in the Plan to the contrary, all Options, SARs, and Other Awards (including, but not limited to, performance-based awards) shall vest or become exercisable no earlier than twelve months from the date on which such Award is granted, except for the Committee’s discretion to provide for accelerated vesting or exercisability in connection with death, disability, retirement, or events as described above at Section 6.3, and except that up to five percent (5%) of the aggregate number of shares of Stock authorized for issuance under the Plan may be issued pursuant to Options, SARs, and Other Awards without regard to the service vesting and exercisability requirements of this Section 7.2. The term of any Award granted under the Plan will not exceed seven years from the date of grant.

7.3Uncertificated Stock. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effectuated on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

7.4Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of unrestricted shares of Stock to which the Participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

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7.5Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

7.6Dividends and Dividend Equivalents. An Award, excluding Options and SAR Awards, may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned or vested), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. In the event an Award is conditioned on the achievement of one or more Performance Goals, any dividend payments or dividend equivalent payments will only be earned, vested or acquired to the extent the underlying Stock subject to the Award is earned, vested or acquired.

7.7Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish.

7.8Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

7.9Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

7.10Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant, other than cash awards, shall be reflected in such form of a written or electronic document as is determined by the Committee. A copy of such document shall be made available to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document or otherwise indicate his or her consent. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

7.11Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary under this Plan shall be by action of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

7.12Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

7.13Limitation of Implied Rights.

(a)Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

ARTIVION, INC. | 2023 Proxy Statement	B-7

7.14Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

7.15Termination of Employment Following Change in Control. In the event that the employment of a Participant who is an employee of the Company or a Subsidiary is terminated by the Company during the six-month period following a Change in Control, all of such Participant’s outstanding Options and SARs may thereafter be exercised by the Participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment (x) for a period of six months from such date of termination or (y) until expiration of the stated term of such Option or SAR, whichever period is the shorter.

7.16Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all Other Stock Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code or any successor section of the Code.

7.17Regulations and Other Approvals.

(a)The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan or make any other distribution of benefits under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws (including, without limitation, the requirements of the Securities Act of 1933) and all applicable requirements of any securities exchange or similar entity, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval, as applicable, has been effected or obtained free of any conditions not acceptable to the Committee.

(c)In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933 and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(d)With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

7.18Awards to Employees Subject to Taxation Outside of the United States. Without amending the Plan, Awards may be granted to Participants who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

SECTION 8
COMMITTEE

8.1Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8. The Committee shall be selected by the Board and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Unless otherwise determined by the Board, Artivion’s Compensation Committee shall be designated as the “Committee” hereunder.

ARTIVION, INC. | 2023 Proxy Statement	B-8

8.2Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number or value of shares or amount of cash covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 9) to cancel or suspend Awards, and to waive or otherwise modify any vesting or other restrictions contained in awards. The Committee may also, without obtaining stockholder approval, amend any outstanding award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed seven years.

(b)The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

(e)Subject to Section 6.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) re-price (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award, without in each instance first obtaining the approval of the Company’s stockholders.

(f)Anything in the Plan to the contrary notwithstanding, neither the Board nor the Committee may accelerate the payment or vesting of any Option, SAR or other Award except in the event of death, disability, retirement or a Change in Control.

8.3Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company. Any such allocation or delegation may be revoked by the Committee at any time.

8.4Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

8.5Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTIVION, INC. | 2023 Proxy Statement	B-9

SECTION 9
AMENDMENT AND TERMINATION

(a)The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

(i)any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)any change in the class of persons eligible to receive Awards under the Plan;

(iii)any change in the requirements of Section 2.2 hereof regarding the Exercise Price of Options and SARs;

(iv)any re-pricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 6.2 shall not be subject to the foregoing limitations of this Section 9.

(b)Options, SARs and other Awards may not be granted under the Plan after the date of termination of the Plan, but Options and SARs granted prior to that date shall continue to be exercisable according to their terms and other Awards shall continue to vest in accordance with their terms.

SECTION 10
CHANGE IN CONTROL

Subject to the provisions of paragraph 6.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section 11:

(a)All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)All Stock Units, Restricted Stock, Restricted Stock Units, Performance Shares and other Awards, other than Cash-Based Awards, shall become fully vested. Whether or not Cash-Based Awards shall vest upon a Change in Control shall be determined by the Committee in its discretion, either at or after grant.

SECTION 11
DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Other Stock Awards and Cash-Based awards.

(b)Board. The term “Board” shall mean the Board of Directors of the Company.

(c)Change in Control. “Change in Control” means a change in the ownership or effective control of, or in the ownership of a substantial portion of the assets of, the Company, as described in paragraphs (i) through (iii) below.

ARTIVION, INC. | 2023 Proxy Statement	B-10

(i)Change in Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv)), acquires ownership of the Company stock that, together with the Company stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company.

(A)If any one person or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to own more than 50% of the total voting power of the stock of the Company, the acquisition of additional the Company stock by such person or persons shall not be considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of paragraph (ii) below).

(B)An increase in the percentage of the Company stock owned by any one person, or persons acting as a group (within the meaning of paragraph (iv) below), as a result of a transaction in which the Company acquires its stock in exchange for property, shall be treated as an acquisition of stock for purposes of this paragraph (i).

(C)Except as provided in (B) above, the provisions of this paragraph (i) shall apply only to the transfer or issuance of the Company stock if such stock remains outstanding after such transfer or issuance.

(ii)Change in Effective Control of the Company.

(A)A change in the effective control of the Company shall occur on the date that either of (1) or (2) below occurs:

(1)Any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(2)A majority of the members of the Board are replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election.

(B)A change in effective control of the Company also may occur with respect to any transaction in which either of the Company or the other entity involved in a transaction experiences a Change of Control event described in paragraphs (i) or (iii).

(C)If any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to effectively control the Company (within the meaning of this paragraph (ii)), the acquisition of additional control of the Company by the same person or persons shall not be considered to cause a change in the effective control of the Company (or to cause a change in the ownership of the Company within the meaning of paragraph (i) above).

(iii)Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value (within the meaning of paragraph (iii)(B)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(A)A transfer of the Company’s assets shall not be treated as a change in the ownership of such assets if the assets are transferred to one or more of the following:

(1)A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company stock;

(2)An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

ARTIVION, INC. | 2023 Proxy Statement	B-11

(3)A person, or more than one person acting as a group (within the meaning of paragraph (iv) below) that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company; or

(4)An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii)(A)(3).

For purposes of this paragraph (iii)(A), and except as otherwise provided, a person’s status is determined immediately after the transfer of assets.

(B)For purposes of this paragraph (iii), gross fair market value means the value of all the Company assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)For purposes of this Section 11(c), persons shall be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase, or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in the Company and another entity with which the Company enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction, such shareholder shall be considered to be acting as a group with the other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons shall not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering of the Company’s stock.

(d)Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)Covered Employee. The term “Covered Employee” means an Eligible Grantee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

(f)Eligible Grantee. The term “Eligible Grantee” shall mean any director, officer, employee, consultant, or agent of the Company or a Subsidiary, as determined by the Committee in its sole discretion. An Award may be granted to an eligible grantee, in connection with hiring, retention or otherwise, prior to the date the eligible grantee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the eligible grantee first performs such services or the director assumes his position.

(g)Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, then the “Fair Market Value” as of that date shall be the closing sale price of the Stock on that date on the New York Stock Exchange.

(h)Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals established by the Committee in its sole discretion, based on one or more of the following criteria, which shall not be required to be calculated in accordance with GAAP and which may be adjusted measures: (1) return on total stockholders’ equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow; (12) free cash flow; (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the Company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses; (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Participants or groups of Participants. Subject to the limitations in Section 5, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the

ARTIVION, INC. | 2023 Proxy Statement	B-12

financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. “Performance Goals” shall also mean any other factors directly tied to the performance of the Company and/or one or more divisions and/or Subsidiaries or other performance criteria designated by the Committee.

(i)Subsidiaries. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

(j)Stock. The term “Stock” shall mean shares of common stock of the Company.

SECTION 12
GOVERNING LAW

This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

•   •   •   •

ANNUAL MEETING OF STOCKHOLDERS OF

May 16, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/01609

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

20930403030000000000 3	051623

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW, FOR APPROVAL OF THE COMPENSATION PAID TO ARTIVION’S NAMED EXECUTIVE OFFICERS, FOR ONE-YEAR FREQUENCY OF THE COMPENSATION OF ARTIVION’S NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE PRELIMINARY APPROVAL OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023, AND FOR APPROVAL OF ADDITIONAL FUNDING OF 3,040,000 SHARES FOR THE ARTIVION, INC. 2020 EQUITY AND CASH INCENTIVE PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	O Thomas F. Ackerman O Daniel J. Bevevino O Marna P. Borgstrom O James W. Bullock O Jeffrey H. Burbank O Elizabeth A. Hoff O J. Patrick Mackin O Jon W. Salveson O Anthony B. Semedo

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

	FOR	AGAINST	ABSTAIN
2. To approve, by non-binding vote, the compensation paid to Artivion’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.	☐	☐	☐
1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. To approve, by non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers. ☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2023.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. To approve additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.	☐	☐	☐

6. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO ARTIVION’S NAMED EXECUTIVE OFFICERS, IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP, AND FOR APPROVAL OF THE ARTIVION, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ARTIVION, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR USE AT THE ANNUAL MEETING ON MAY 16, 2023

The undersigned stockholder hereby appoints J. PATRICK MACKIN, JEAN F. HOLLOWAY, and JASON P. GRIER, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of ARTIVION, INC. to be held live via the Internet at https://web.lumiagm.com/295739807 (password: artivion2023) at 9:00 a.m. Eastern Time on May 16, 2023, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated April 3, 2023, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned’s name, place and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

1.1	14475